UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EPAM Systems, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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epam 2021 Proxy Statement

PROXY STATEMENT

Letter from the Chief Executive Officer and Chairman of the Board

To Our Stockholders:

We are pleased to invite you to attend EPAM’s Annual Meeting of Stockholders (the “Annual Meeting”) scheduled for June 8, 2021 at 10:00 am. The Annual Meeting will again be entirely virtual due to the COVID-19 pandemic. Details for attending the live audio webcast of the Annual Meeting are in the Notice of 2021 Annual Meeting of Stockholders following this letter.

Reflecting on EPAM’s performance in 2020 and, more so, our response to the dynamic environment, I welcome this opportunity to share a few words with our stockholders.

Like all companies, EPAM began 2020 with a broad set of ambitions and goals, including a target to grow our business in excess of 20%, which is in line with our annual revenue results reaching back to EPAM’s IPO in February 2012.

In reality, 2020 turned out to be a year like no other. Our business was able to adapt quickly to the changes in the market, which included refocusing our attention and efforts to a few key priorities:

◾	be responsive to our clients’ needs and help them navigate the unknown,

◾	protect our people and our financial position, and

◾	continue to invest in capabilities, platforms, and geographic expansion to further position EPAM’s market presence.

Ending the year, we were successful in accomplishing the key priorities we set in response to the changes in our end markets, while we strengthened EPAM’s position in the market and, in the process, delivered a set of strong financial results, including revenue growth of 16% reported, diluted EPS growth of 23.6%, non-GAAP EPS* growth of 17%, and a 90% increase in cash provided by operating activities.

We also stepped up our commitment to assist our global and local communities – taking proactive measures, donating resources, and developing open-source contributions to support relief efforts in the communities where we live and work.

This included our partnership with UNICEF to develop a multifeatured HealthBuddy COVID-19 information application, designed to protect children, families, and communities across Europe and Central Asia.

Education remains a critical and multifaceted component of our ecosystem, which includes delivering offerings that help our clients deepen their understanding of technology, equipping and skilling our 41,000 employees, and training young people to be the coders of tomorrow through our EPAM E-KIDS initiative. Our employees lead by example and we have expanded mentorship, training, and teaching in the EPAM E-KIDS program to 13 countries.

I believe the worst of the challenges that began in 2020 are behind EPAM, and I am encouraged for the year ahead and our positioning in the market.

Thank you for your ongoing support of EPAM. We look forward to seeing you at this year’s annual meeting.

A Dobkin

Arkadiy Dobkin

President, Chief Executive Officer and Chairman of the Board

April 30, 2021

*	Non-GAAP EPS is a non-GAAP financial measure. Refer to “Appendix A: Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures” for additional information.

< epam >

41 UNIVERSITY DRIVE, SUITE 202    ∎    NEWTOWN, PENNSYLVANIA 18940

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Notice of 2021 Annual Meeting of Stockholders

Date	Tuesday, June 8, 2021

Time	10:00 a.m. EDT

Place	Live audio webcast of the Annual Meeting will be available at https://web.lumiagm.com/252625499

Access	Stockholders will need the 11-digit number printed on the proxy card and a password to attend the virtual Annual Meeting. The password to attend the live audio webcast of the Annual Meeting is epam2021.

Record Date

The record date for the determination of the stockholders entitled to vote at the Annual Meeting, or any adjournments or postponements thereof, was the close of business on April 12, 2021.

Inspection of list of stockholders of record

Due to existing and anticipated restrictions on gathering indoors during the COVID-19 pandemic, the list of EPAM’s stockholders of record entitled to vote at the Annual Meeting will only be made available for viewing by stockholders for any relevant purpose during the Annual Meeting and for ten days preceding the Annual Meeting by contacting EPAM’s Investor Relations team. Stockholders requesting access to the list will be asked to provide the 11-digit control number found on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials that will be mailed or otherwise made available to stockholders entitled to vote at the Annual Meeting.

Additional Information

Additional information regarding the matters to be acted on at the Annual Meeting is included in the accompanying proxy statement.

Proxy Voting

PLEASE SUBMIT YOUR PROXY THROUGH THE INTERNET OR MARK, SIGN, DATE AND RETURN YOUR PROXY.

Items of Business
Item	Board Vote Recommendation
1. To elect two Class III directors to hold office for a three-year term or until their successors are elected and qualified.	FOR
2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021.	FOR
3. To approve, on an advisory and non-binding basis, the compensation for our named executive officers as disclosed in this Proxy Statement.	FOR
4. To approve, on an advisory and non-binding basis, the frequency in which future advisory votes on the compensation for our named executive officers will occur.	FOR EVERY YEAR
5. To approve the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan.	FOR
6. To transact such other business as may properly come before the Annual Meeting.	N/A

By Order of the Board of Directors of EPAM Systems, Inc.: Edward Rockwell Edward Rockwell Senior Vice President, General Counsel and Corporate Secretary April 30, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 8, 2021. The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 are available at http://www.astproxyportal.com/ast/17464/.

General Information

The Board of Directors (the “Board”) of EPAM Systems, Inc., a Delaware corporation (“we” or “EPAM”), is soliciting proxies to be used at the annual meeting of stockholders of EPAM to be held through a live webcast available via https://web.lumiagm.com/252625499 on Tuesday, June 8, 2021, at 10:00 a.m. EDT and any postponement, adjournment or continuation thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying notice and form of proxy are first being distributed to stockholders on or about April 30, 2021. The Board is requesting that you permit your common stock to be represented at the Annual Meeting by the persons named as proxies for the Annual Meeting.

The proxy solicitation materials, including the Notice of 2021 Annual Meeting of Stockholders, this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2020, which includes our audited consolidated financial statements for the year ended December 31, 2020 (the “2020 Annual Report”) and the proxy card or voting instruction card (collectively, the “Proxy Materials”), are being furnished to the holders of our common stock, par value $.001 per share (the “Common Stock”), in connection with the solicitation of proxies by the Board for use in voting at the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Throughout this Proxy Statement you will find links to our website. The information on our website is not incorporated by reference into this Proxy Statement or into our 2020 Annual Report. The Proxy Materials are available at http://www.astproxyportal.com/ast/17464/ on or about April 30, 2021 to all stockholders entitled to vote at the Annual Meeting.

Notice of Internet Availability of Proxy Materials

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are making the Proxy Materials available to our stockholders primarily electronically via the Internet rather than mailing printed copies of these materials to each stockholder. We believe that this process expedites stockholders’ receipt of the Proxy Materials, lowers the costs incurred by EPAM for the Annual Meeting and helps to conserve natural resources.

On or about April 30, 2021, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials.” The Notice contains instructions on how to access the Proxy Materials, and how to vote on the Internet.

If you received the Notice by mail, you will not receive a printed copy of the Proxy Materials unless you request a printed copy, currently or on an ongoing basis. If you received a Notice by mail and would like to receive a paper or email copy of the Proxy Materials, follow the instructions on the Notice. Stockholders who requested paper copies of the Proxy Materials or previously elected electronic receipt did not receive a Notice and will receive the Proxy Materials in the format requested.

2021 Proxy Statement 1

Questions and Answers About the 2021 Annual Meeting, the Proxy Materials and Voting Your Shares

Why am I receiving these materials?

Our Board has made the Proxy Materials available to you on the Internet or has delivered printed Proxy Materials to you in connection with the solicitation of proxies for use at the Annual Meeting. As a stockholder, you are invited to attend the live audio webcast of the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

What is a Proxy?

Our Board is soliciting your vote at the virtual Annual Meeting. You may vote by proxy as explained in this Proxy Statement. A proxy is your formal legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

Edward Rockwell and Kate Pytlewski have been designated as proxies for the Annual Meeting.

What Proposals will be voted on at the Annual Meeting?

There are five proposals that will be voted on at the Annual Meeting:

1.	To elect two Class III directors specified in this Proxy Statement to hold office for a three-year term or until their successors are elected and qualified.

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our year ending December 31, 2021.

3.	To approve, on an advisory and non-binding basis, the compensation for our named executive officers as disclosed in this Proxy Statement.

4.	To approve, on an advisory and non-binding basis, the frequency in which future advisory votes on the compensation for our named executive officers will occur.

5.	To approve the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan.

How does the Board recommend I vote?

Our Board unanimously recommends that you vote:

◾	FOR election of the two nominated Class III directors specified in this Proxy Statement (Proposal 1).

◾	FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our year ending December 31, 2021 (Proposal 2).

◾	FOR approval, on an advisory and non-binding basis, of the compensation for our named executive officers as disclosed in this Proxy Statement (Proposal 3).

◾	FOR YEARLY frequency of non-binding and advisory votes on the compensation for our named executive officers (Proposal 4).

◾	FOR approval of the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan (Proposal 5).

What happens if additional matters are presented at the Annual Meeting?

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn or postpone the Annual Meeting to another time or place (including, without

2 2021 Proxy Statement

  Questions and Answers About the 2021 Annual Meeting, the Proxy Materials and Voting Your Shares

limitation, for the purpose of soliciting additional proxies), the persons named as proxy holders, Edward Rockwell and Kate Pytlewski, or either of them, will have discretion to vote on those matters in accordance with their best judgment, unless you direct them otherwise in your proxy instructions. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Who can vote at the Annual Meeting?

The Board established the record date for determining the stockholders entitled to vote at the Annual Meeting as April 12, 2021 (the “Record Date”). Stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting.

On the Record Date, 56,393,524 shares of our Common Stock were outstanding, and we had no other class of equity securities issued and outstanding. You are entitled to one vote for each share of Common Stock you own for each matter to be voted on at the Annual Meeting. As of the Record Date, holders of Common Stock are eligible to cast an aggregate of 56,393,524 votes at the Annual Meeting.

Due to existing and anticipated restrictions on gathering indoors during the COVID-19 pandemic, the list of EPAM’s stockholders of record as of April 12, 2021 that are entitled to vote at the Annual Meeting will only be made available for viewing by stockholders for any relevant purpose during the Annual Meeting and for ten days preceding the Annual Meeting by contacting EPAM’s Investor Relations team. Stockholders requesting access to the list will be asked to provide the 11-digit control number found on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials that will be mailed or otherwise made available to stockholders entitled to vote at the Annual Meeting.

What constitutes a quorum?

A majority of our outstanding shares of Common Stock as of the record date must be present, in person or by proxy, at the Annual Meeting in order to conduct business. This is called a quorum. If there are not enough shares of Common Stock present both in person and by timely and properly submitted proxies to constitute a quorum, the Annual Meeting may be adjourned until such time as a sufficient number of shares are present. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What is the difference between being a “Stockholder of Record” and a “Beneficial Owner” holding shares in street name?

Stockholder of Record: You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company LLC. The Proxy Materials are sent directly to a stockholder of record. A stockholder of record has the right to grant its proxy to vote directly to our named proxy holders or to vote via the Internet before or during the Annual Meeting.

Beneficial Owner/Street Name: If your shares are held in a stock brokerage account or by a bank or other nominee (a “Broker”), you are considered the “beneficial owner” of shares held in street name and your Broker is considered the stockholder of record. Your Broker forwarded the Proxy Materials to you. As the beneficial owner, you have the right to direct your Broker how to vote your shares by completing the voting instruction form. Because a beneficial owner is not the stockholder of record, you are invited to attend the virtual Annual Meeting, but you may not vote these shares during the Annual Meeting unless you obtain a “legal proxy” from the Broker that holds your shares, giving you the right to vote the shares during the Annual Meeting.

How do I vote?

By Written Proxy: Stockholders of record can vote their shares by marking, signing and timely returning the proxy card.

By Internet Proxy: Stockholders of record can vote their shares via the Internet. The Notice contains instructions and the Internet website address in order to vote by Internet. The Internet voting procedure is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

2021 Proxy Statement 3

  Questions and Answers About the 2021 Annual Meeting, the Proxy Materials and Voting Your Shares

At the Annual Meeting: All stockholders of record may vote at the virtual Annual Meeting. Even if you plan to attend the live audio webcast of the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail or the Internet so that your vote will be counted if you later decide not to attend the live audio webcast of the Annual Meeting.

Shares Held in “Street Name”: If you are a beneficial owner because your shares of stock are held in “street name” (i.e., through a bank, broker or other nominee), you will receive voting instructions from the institutions holding your shares. The methods of voting will depend upon the institution’s voting processes. Please contact the institution holding your shares of stock for more information.

What does it mean if I receive more than one proxy card?

It means that your shares are registered differently, or you have multiple accounts. Please vote all these shares separately to ensure all the shares you hold are voted.

If I submit a proxy via a proxy card, the Internet, or by mail, how will my shares be voted?

If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions. If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares will be voted in accordance with your instructions.

If you properly submit your proxy but do not give voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors.

What if I do not specify how my shares are to be voted?

Stockholders of Record: If you are a stockholder of record and you properly submit your proxy but do not give voting instructions, the persons named as proxies will vote your shares as follows: FOR the election of EPAM’s director nominees set forth in this Proxy Statement (Proposal 1); FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our year ending December 31, 2021 (Proposal 2); FOR the approval, on an advisory and non-binding basis, of the compensation of our named executive officers (Proposal 3); FOR YEARLY frequency of non-binding and advisory votes on the compensation for our named executive officers (Proposal 4); and FOR the approval of the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan (Proposal 5). If you do not return a proxy, your shares will not be counted for purposes of determining whether a quorum exists, and your shares will not be voted at the Annual Meeting.

Beneficial Owners: If you are a beneficial owner of shares held in street name and you do not provide specific voting instructions to your Broker within 10 days of the Annual Meeting, your Broker will be prohibited under the rules of the New York Stock Exchange (“NYSE”) from voting your shares on “non-routine” matters. This is commonly referred to as a “broker non-vote.” The Election of Directors (Proposal 1), the Annual Advisory Vote on Executive Compensation (Proposal 3), the Frequency of the Advisory Vote on Executive Compensation (Proposal 4), and the Approval of the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan (Proposal 5) are considered “non-routine” matters and therefore may not be voted on by your Broker absent specific instructions from you. The Ratification of Appointment of the Independent Registered Public Accounting Firm (Proposal 2) is considered a “routine” matter and therefore may be voted on by your Broker without instruction from you. We strongly encourage you to submit your voting instructions to your Broker and exercise your right to vote as a stockholder.

4 2021 Proxy Statement

  Questions and Answers About the 2021 Annual Meeting, the Proxy Materials and Voting Your Shares

What vote is required to approve each item?

Item	Vote Required	Broker Discretionary Voting Allowed
Proposal 1 – Election of Class III Directors	Majority of the votes of the shares of Common Stock cast in person or represented by proxy at the Annual Meeting. Our bylaws contain procedures to be followed in the event that one or more Directors does not receive a majority of votes cast FOR his or her election at the Annual Meeting.	No
Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for our Year Ending December 31, 2021	Majority of the votes of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting.	Yes
Proposal 3 – Annual Advisory Vote to Approve Executive Compensation	Majority of the votes of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting.	No
Proposal 4 – Frequency of Annual Advisory Vote to Approve Executive Compensation	Majority of the votes of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting.	No
Proposal 5 – Approval of the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan	Majority of the votes of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting.	No

With respect to Proposal 1, you may vote FOR, AGAINST or ABSTAIN on each of the nominees. If you ABSTAIN from voting on Proposal 1, the abstention will not influence the outcome.

With respect to Proposals 2, 3, and 5 you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on these Proposals, the abstention will have the same effect as an AGAINST vote.

With respect to Proposal 4, you may vote FOR EVERY YEAR, FOR EVERY TWO YEARS, FOR EVERY THREE YEARS, or ABSTAIN. If you abstain from voting on Proposal 4, your shares will not be counted for purposes of determining the number of votes cast.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the virtual Annual Meeting. If you submitted your proxy by mail, you must file with EPAM’s Corporate Secretary a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy via the Internet, you may revoke your proxy with a later Internet proxy. Attendance at the virtual Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot during the live webcast of the Annual Meeting. If you are a beneficial owner, you may change your vote by submitting new voting instructions to your Broker, or, if you have obtained a legal proxy from your Broker giving you the right to vote your shares, by attending the live webcast of the Annual Meeting and voting during the Annual Meeting.

How will the proxies be solicited?

We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our regular directors, executive officers and employees, without additional compensation, in person, or by mail, courier, telephone, email or facsimile. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

2021 Proxy Statement 5

  Questions and Answers About the 2021 Annual Meeting, the Proxy Materials and Voting Your Shares

Who will count the votes and how can I find the voting results of the Annual Meeting?

Representatives of American Stock Transfer & Trust Company LLC, our inspectors of election, will tabulate and certify the votes. We plan to announce preliminary voting results at the Annual Meeting, and we will report the final voting results in a Current Report on Form 8-K, which we will file with the SEC shortly after the Annual Meeting.

What is an abstention and how will abstentions be treated?

An “abstention” is when a stockholder chooses to abstain or refrain from voting his or her shares on one or more matters presented for a vote. For the purpose of determining the presence of a quorum, abstentions are counted as present.

What do I need to do to attend the virtual Annual Meeting?

If you plan to attend the live webcast of the Annual Meeting, you will need the 11-digit number printed on your proxy card and a password to virtually attend the meeting. The password to attend the live audio webcast of the Annual Meeting is epam2021.Cameras, recording devices and other electronic devices will not be permitted at the virtual Annual Meeting.

If you are a beneficial owner holding shares in “street name” through your Broker and you would like to attend the live webcast of the Annual Meeting, you will need to obtain the 11-digit number from the proxy card that your broker forwarded to you with the other Proxy Materials In order to vote at the meeting, you will need to contact your Broker in whose name your shares are registered and obtain a legal proxy from your Broker to allow you to vote during the Annual Meeting.

What are the fiscal year end dates?

Each of our fiscal years ends on December 31. This Proxy Statement provides information about the matters to be voted on at the Annual Meeting and additional information about EPAM and its executive officers and directors. Some of the information is provided as of the end of our 2018, 2019, and 2020 fiscal years and some information is provided as of a more current date.

Where can I get an Annual Report?

Our 2020 Annual Report, including consolidated financial statements as of and for the year ended December 31, 2020, is being distributed to all stockholders entitled to vote at the Annual Meeting together with this Proxy Statement, in satisfaction of the requirements of the SEC.

In addition, this Proxy Statement and our 2020 Annual Report are available to you at no charge electronically at http://www.astproxyportal.com/ast/17464/.

Additional copies of the 2020 Annual Report are available at no charge upon written request. To obtain additional copies of the 2020 Annual Report, please contact us at EPAM Systems, Inc., 41 University Drive, Suite 202, Newtown, Pennsylvania 18940, Attention: Edward Rockwell, Corporate Secretary. The request must include a representation by the stockholder that as of our record date, April 12, 2021, the stockholder was entitled to vote at the Annual Meeting.

6 2021 Proxy Statement

Board of Directors

Our certificate of incorporation and bylaws provide that the Board will consist of no fewer than three and no more than nine persons and that the exact number of members of the Board will be determined from time to time by resolution of a majority of our entire Board. The Board currently consists of eight members.

The Board is divided into three classes, with each director serving a three-year term and one class being elected at each annual meeting of stockholders. As of the date hereof, the Class I directors are Richard Michael Mayoras, Karl Robb and Helen Shan; the Class II directors are Eugene Roman, Jill B. Smart and Ronald P. Vargo; and the Class III directors are Arkadiy Dobkin and Robert E. Segert. The terms for the Class I, II and III directors end on the date of our 2022, 2023 and 2021 annual meetings of stockholders, respectively. Stockholders are not entitled to cumulate votes in the election of directors and may not vote for a greater number of persons than the number of nominees named.

Upon recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the two director nominees identified below for election as Class III directors at the Annual Meeting. These directors will hold office until the annual meeting of stockholders in 2024, or until their respective successors have been elected and qualified. The director nominees set forth below have consented to being named in this Proxy Statement as nominees for election as director and have agreed to serve as directors if elected.

Biographical information concerning the nominees and the current directors of the Board whose terms will continue after the Annual Meeting appears below. Ages are correct as of April 30, 2021.

Name	Age	Position	Class	Term Ends
Arkadiy Dobkin	60	Chairman of the Board President and Chief Executive Officer	III	2021
Robert E. Segert	52	Non-Employee Director	III	2021
Helen Shan	53	Non-Employee Director	I	2022
Richard Michael Mayoras	58	Non-Employee Director	I	2022
Karl Robb	58	Non-Employee Director	I	2022
Eugene Roman	63	Non-Employee Director	II	2023
Jill B. Smart	61	Non-Employee Director	II	2023
Ronald P. Vargo	67	Non-Employee Director	II	2023

Director Nominees (Class III Directors with Terms Expiring at the Annual Meeting in 2021 and in 2024 if elected)

The Board nominees possess specific experience, qualifications, attributes or skills that led the Nominating and Governance Committee to the conclusion that such persons should serve as directors of EPAM, in light of our business and structure.

Arkadiy Dobkin Age: 60 Director Since: 2002

Mr. Dobkin has served as Chairman of the Board, Chief Executive Officer and President since December 2002 and is one of our co-founders. After earning a Master of Science degree in Electrical Engineering from the Belarusian National Technical University, Mr. Dobkin began his career in Minsk, Belarus, where he worked for several emerging software development companies. After immigrating to the United States in 1991, he held technical and leadership positions at Prudential Insurance, Colgate-Palmolive and SAP Labs. In 2015, Mr. Dobkin was inducted into the Ernst & Young World Entrepreneur of the Year Academy and to the elite Entrepreneur of the Year Hall of Fame.

Our Board believes Mr. Dobkin’s experience as an IT professional and executive in the IT services industry coupled with his in-depth understanding of our global delivery model provide him with the necessary skills to serve as a member of our Board and will enable him to provide valuable insight to the Board and our management team regarding operational, strategic and management issues as well as general industry trends.

2021 Proxy Statement 7

  Board of Directors

Robert E. Segert Age: 52 Director Since: 2012

Robert E. Segert has served as a non-employee director of our Board since January 2012. He is currently the Chairman and Chief Executive Officer of athenahealth, Inc., a leading provider of network-enabled services for hospital and ambulatory customers nationwide. From September 2018 until its merger with athenahealth in February 2019, Mr. Segert served as Chairman and Chief Executive Officer of Virence Health Technologies, a portfolio company of Veritas Capital and a leading healthcare information technology company that helps healthcare providers achieve industry-leading clinical and financial outcomes. From July 2017 to August 2018, Mr. Segert served as Executive Chairman of the Board for Aspect Software, the world’s leading enterprise cloud contact center and workforce optimization provider; and from August 2016 to July 2017, he served as Non-Executive Chairman of Aspect Software. Formerly, Mr. Segert served as President, Chief Executive Officer and a director of Expert Global Solutions, Inc., a global leader in the business process outsourcing (BPO) industry, leading the company through a significant re-positioning and successful merger with Alorica in June 2016. At the time of the merger EGS was a $1.1 billion leader in the customer relationship management services industry, with over 43,000 employees worldwide. From 2008 until its acquisition by OpenText Corp. in January 2014, Mr. Segert served as President and Chief Executive Officer, and a director of GXS Worldwide, Inc. (GXS), a leading global provider of business-to-business e-commerce and data integration services that simplify and enhance business process integration, data quality and compliance, and collaboration among businesses. Prior to joining GXS in 2008, Mr. Segert spent 10 years at Electronic Data Systems Corporation (EDS), a $22 billion global technology services company, in various capacities, including leader of the Global Financial Products Industry, Chief Marketing Officer, General Manager of U.S. Financial Services and Managing Director of Corporate Strategy and Planning. He has also held roles at A.T. Kearney and Frito-Lay, Inc. Mr. Segert received a Bachelor of Science degree in Mechanical Engineering from Purdue University and a Master of Business Administration degree from Harvard Business School.

Our Board believes Mr. Segert’s 20-plus years of experience as an executive in the business services and consulting industry provide him with the necessary skills to serve as a member of our Board and enable him to provide valuable insight to the Board regarding financial and investor relations issues.

Continuing Directors

Class I with Terms Expiring at the Annual Meeting in 2022

Richard Michael Mayoras Age: 58 Director Since: 2013

Mr. Mayoras has served as a non-employee director of our Board since January 2013. Mr. Mayoras served as President and Chief Executive Officer and as a member of the board of directors of RedPrairie Corporation from 2007 until its 2013 acquisition by JDA Software Group, Inc., at which time he became a member of the board of directors of JDA Software Group, Inc. until 2015. From 2004 to 2007, Mr. Mayoras held a number of executive roles at RedPrairie, including President, Americas, Executive Vice President, Implementation Services and Support, and Executive Vice President for Product Development. From 2001 to 2004, Mr. Mayoras was President of DigiTerra, a wholly owned subsidiary of CIBER, a publicly traded enterprise application and technology consulting company. Mr. Mayoras has more than 30 years of experience in the technology, consulting and software industries, having held several executive and senior management positions for various organizations. Mr. Mayoras has served as the Executive Chairman of OnSolve, LLC since 2018 and as a director of Softeon Inc. since 2019. In 2012, he was named a “Provider Pro to Know” by Supply & Demand Chain Executive magazine.

Our Board believes that Mr. Mayoras is qualified to serve as a director based on his prior executive leadership roles in the IT services industry and his experience and prior service as a member of the boards of directors of technology companies, which enable him to provide valuable insight to the Board regarding financial and business strategy issues.

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Karl Robb Age: 58 Director Since: 2004

Mr. Robb has served as a director of our Board since March 2004, and as a non-employee director since April 2015. Mr. Robb served as our Executive Vice President and President of EU Operations from March 2004 until his retirement in April 2015. Mr. Robb joined us when Fathom Technology, a Hungarian software development outsourcing company he co-founded, merged with EPAM. Mr. Robb has over 35 years of experience in the global software engineering and IT solutions industries, having worked more than 10 years in each of Western Europe, Eastern Europe and the United States.

Our Board believes that Mr. Robb’s extensive experience in and knowledge of the IT services industry in North America and Europe, as well as his experience starting two software companies and his extensive service and responsibilities at EPAM prior to his retirement, provide him with the necessary skills to serve as a member of our Board.

Our Board also believes this background enables Mr. Robb to provide valuable insight to the Board regarding strategy, business development, sales, operational and management issues, and general industry trends.

Helen Shan Age: 53 Director Since: 2018

Helen Shan has served as a non-employee director of our Board since September 2018. Since September 2018, Ms. Shan serves as Chief Financial Officer of FactSet Research Systems Inc. (NYSE: FDS)(NASDAQ: FDS), a global provider of integrated financial information, analytical applications, and industry-leading services. Prior to joining FactSet, Ms. Shan served as Chief Financial Officer of Mercer, a wholly owned subsidiary of Marsh & McLennan Companies (NYSE: MMC), a leading global professional services firm from October 2014 to June 2018. From April 2013 to September 2014, Ms. Shan served as the Vice President, Treasurer, of Marsh & McLennan Companies, with oversight of the firm’s global Treasury operations, including capital management, pensions, investments, and cash management. Before joining Marsh & McLennan Companies, Helen served as Vice President, Treasurer, at Pitney Bowes, with responsibility for Treasury, Corporate Development, and Investor Relations. Previously, Helen held senior roles at JPMorgan Securities, including Managing Director, Diversified Industries. Ms. Shan is a member of the Johnson Advisory Council for the S.C. Johnson College of Business, the graduate management school of Cornell University. Ms. Shan received an MBA from Cornell University’s S.C. Johnson Graduate School of Management and a BAS/BA in Systems Engineering/Finance from the University of Pennsylvania.

Our Board believes Ms. Shan’s financial management expertise, as well as her previous experience in global strategy development and execution, provide her with the necessary skills to serve as a member of our Board and enable her to contribute valuable insight regarding financial and strategic business issues.

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  Board of Directors

Class II with Terms Expiring at the Annual Meeting in 2023

Eugene Roman Age: 63 Director Since: 2020

Mr. Roman has served as a non-employee director of our Board since February 2020. Mr. Roman is the Chief Information Officer of Metrolinx, an agency of the Government of Ontario created to improve transportation in the Greater Toronto and Hamilton Area and is a Principal at Design AI Ltd., a consultancy formed in 2019 that is focused on applying design intelligence to business opportunities. He also serves as Executive in Residence for AI and Applied Analytics at the Schulich Business School in Toronto, where he conducts research on emerging areas of AI and mentors students. Mr. Roman previously held the position of Executive Vice-President, Digital Excellence and Technology Advisor, for Canadian Tire Corporation from 2012 to 2018. Mr. Roman started his career in telecommunications with Nortel Networks Corporation, Bell Canada Enterprises Inc., and Open Text Corporation in progressively senior technology and business roles in Canada, the U.S. and the U.K. Mr. Roman has been a member of the Board of Governors of York University since July 2017 and serves as a member of its Finance and Audit and Governance and Human Resources Committees. Mr. Roman was appointed as a Distinguished Senior Fellow at the Munk School of Global Affairs at the University of Toronto in 2008 and is an industry professor in Design Engineering at McMaster University. Mr. Roman was named Chief Information Officer of the Year RIS News and Canada’s CIO of the Year (Private Sector) by Information Technology Association of Canada in 2015. Mr. Roman is a member of the Board of Directors of The Stars Group Inc. and serves as the Head of the Technology Committee and is a member of the Audit Committee. Mr. Roman holds a Master’s Degree in Administration and a Bachelor’s Degree in Economics and Geography from the University of Toronto, is a Certified Professional Accountant, and a graduate of the Institute of Corporate Directors program.

Our Board believes that Mr. Roman’s more than 35 years of experience as an information technology and telecommunications executive in the retail and business services industries and his financial background provide him with the necessary skills to serve as a member of our Board and enable him to provide valuable insight to the Board regarding technology, financial, and strategic issues.

Jill B. Smart Age: 61 Director Since: 2016

Ms. Smart has served as a non-employee director of our Board since July 2016. Since 2015, Ms. Smart has served as President of the National Academy of Human Resources (NAHR), an organization where individuals and institutions in the Human Resources profession are recognized for professional achievement in human resources by election as a “Fellow of the NAHR.” Ms. Smart spent more than 33 years at Accenture, a global professional services company, before retiring in 2014. For 10 years she served as Accenture’s Chief Human Resources Officer. Prior to her HR management roles at Accenture, Ms. Smart held business integration consulting positions for clients in a variety of industries, focusing on integrating strategy, technology, business processes, functional applications and human performance components. Ms. Smart is the founder and CEO of JBSmart Consulting, LLC, where she provides HR advisory and coaching services, a Director at AlixPartners, a results-driven global management consulting firm that specializes in helping businesses successfully address their most complex and critical challenges, and a Director at HireRight, the market-leading provider of on-demand employment background checks and screening. Ms. Smart is a member of the advisory board at Cerity Partners, an investment and wealth management firm, a Fellow and Director of the National Academy of Human Resources, a Fellow of the Human Resources Policy Institute, a member of the Peer Roundtable for CHROs and a member of the G100 Talent Consortium Advisory Board. In addition, Ms. Smart is a past Trustee of the University of Illinois Board of Trustees, and is currently a member of the board for the University of Illinois’ Alumni Association and the University of Illinois’ Chicago Athletic Advisory Board. She is on the Dean’s Business Council at the Gies College of Business at the University of Illinois, a Trustee of Chicago’s Goodman Theatre and is active in The Chicago Network. She is also a guest faculty member of the University of Michigan Ross School of Business Global Human Resources Executive Program. Ms. Smart received an MBA from the University of Chicago and bachelor’s degree in business administration from the University of Illinois.

Our Board believes Ms. Smart’s industry experience, more than 20 years of consulting experience, and human resources leadership expertise enable Ms. Smart to provide valuable insight to the Board regarding human capital, executive compensation and strategy.

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Ronald P. Vargo Age: 67 Director Since: 2012

Mr. Vargo has served as a non-employee director of our Board since January 2012 and as Lead Independent Director since 2015. Mr. Vargo served as Executive Vice President and Chief Financial Officer of ICF International, Inc. (“ICF”) from April 2010 to May 2011. Prior to joining ICF, Mr. Vargo served as the Executive Vice President, Chief Financial Officer and as a member of the executive committee of Electronic Data Systems Corporation (“EDS”) from 2006 to 2008, and as Vice President and Treasurer of EDS from 2004 to 2006, when he was promoted to Chief Financial Officer. Before joining EDS, Mr. Vargo was employed from 1991 to 2003 by TRW, Inc. (“TRW”), a former $17 billion global manufacturing and service company strategically focused on providing products and services with a high technology or engineering content to the automotive, space and defense markets. TRW was acquired by Northrop Grumman Corporation in 2002. Mr. Vargo served TRW in the positions of Vice President of Investor Relations and Treasurer from 1991 to 1994, then Vice President of Strategic Planning and Business Development from 1994 to 1999, and then Vice President of Investor Relations and Treasurer again from 1999 to 2002. Mr. Vargo has served as a director of Ferro Corporation since 2009 and is a member of its compensation committee and chair of its audit committee. Beginning in August 2017, Mr. Vargo also serves as a director of EnerSys and as chair of its audit committee and as a member of its nominating and corporate governance committee. Mr. Vargo holds a Masters of Business Administration in Finance and General Management from Stanford University and a Bachelor of Arts degree in Economics from Dartmouth College.

Our Board believes Mr. Vargo’s 30-plus years of experience as a financial and business executive, and his experience serving as a member of the board of directors of other public companies, provide him with the necessary skills to serve as a member of our Board and enable him to provide valuable insight to the Board regarding strategic, financial, compliance and investor relations issues.

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Corporate Governance

The Board, which is elected by our stockholders, is responsible for directing and overseeing our business and affairs. In carrying out its responsibilities, the Board selects and monitors our top management, provides oversight of our financial reporting processes and determines and implements our corporate governance policies. The Board and management are committed to good corporate governance to ensure that we are managed for the long-term benefit of our stockholders, and we have a variety of policies and procedures to promote such goals.

Our Board is comprised of active and engaged experts in fields related to EPAM’s business, from a variety of professional backgrounds, and includes directors that have served a range of tenures to allow for institutional knowledge and continuity, balanced with refreshed perspectives.

Age >60 3 directors <55 3 directors 55-60 3 directors 59 average director age Tenure 3 directors 1-5 years 3 directors 6-10 years 2 directors 11+ years 7.9 yrs average director tenure Diversity 25% of the Company's Board is female Committee Chairs 2 directors Female 1 director Male

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. The Board understands that the optimal Board leadership structure may vary as circumstances warrant. Consistent with this understanding, non-employee directors consider the Board’s leadership structure on an annual basis.

The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of Chairman of the Board (the “Chairman”) and Chief Executive Officer in a way that is in EPAM’s best interests at a given point in time. The Board has determined that it is in the best interests of EPAM and our stockholders for both the positions of Chairman and Chief Executive Officer to be held by our co-founder, Arkadiy Dobkin, at this time. If circumstances change in the future, the Board may determine that these positions should be separated. This policy allows the Board to evaluate regularly whether EPAM is best served at any particular time by having the Chief Executive Officer or another director hold the position of Chairman. Our Board considers this issue carefully in light of the structure the Board believes will be in the best interests of EPAM and our stockholders.

The Board believes that Mr. Dobkin is best suited to serve as Chairman because, as our co-founder, he is the director most familiar with our business and industry and can lead the Board in identifying and prioritizing our strategies and initiatives. The combined role fosters greater communication between the Board and management and facilitates development and implementation of our Board-approved corporate strategy.

In April 2015, our Board established the position of Lead Independent Director, and appointed Ronald P. Vargo to serve in this role. Annually, the Nominating and Corporate Governance Committee recommends to the Board a candidate to fill this position, selected from among the independent members of the Board. The Board considers this recommendation and elects the Lead Independent Director. Mr. Vargo has been re-appointed to this position each year since his initial appointment. Our Lead Independent Director Charter sets out the specific responsibilities of this role, including Board leadership, meetings with independent directors, liaising with the Chairman, facilitating distribution of information to the Board and its committees, among other things. In addition, the non-employee members of our Board meet periodically in executive session to discuss the effectiveness of our management, the quality of our Board meetings and any other issues or concerns.

We believe this current leadership structure is effective. Our non-employee directors and management have different perspectives and roles in business and strategy development. Our independent directors bring experience, oversight and expertise from outside EPAM and both from within and outside our industry.

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Risk Oversight

The Board is responsible for oversight of EPAM’s risk management practices while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing EPAM, and our Board structure supports this approach.

The Board receives periodic reports from management regarding the most significant risks we face. Early in the COVID-19 pandemic, the Board met frequently and received timely updates from management as EPAM moved swiftly to anticipate and respond to the challenges presented during the unprecedented economic and public health challenge. The Board continues to receive periodic updates regarding the COVID-19 pandemic from management. The Board and its committees are also involved in overseeing enterprise risk management, including risk priorities and developments that could impact the business. Political and civil instability, protests, and government responses to those protests in the United States and Belarus in particular presented both significant potential risks and enterprise-wide risks in 2020 because of the substantial number of employees and operations we have in Belarus and the significant amount of revenue we derive from customers located primarily in the United States. Our Board met frequently throughout 2020 in special meetings to discuss these risks.

The Audit Committee assists the Board in its oversight role by receiving regular reports regarding EPAM’s risk and control environment. The Board’s other standing committees – Compensation, and Nominating and Corporate Governance – oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally, and the Nominating and Corporate Governance Committee has oversight responsibility for compliance with EPAM’s Corporate Governance Guidelines and Code of Ethical Conduct. The Board is kept abreast of each committee’s risk oversight and other activities via reports of the committee chairs to the full Board. The chairs present these reports at every regular Board meeting.

The Board currently considers specific risk topics, including risks associated with our strategic plan, legal compliance and other operational activities. Further, management routinely informs the Board of developments that could affect our risk profile or other aspects of our business.

Succession Planning

As reflected in our Corporate Governance Guidelines, the Board (with Compensation Committee input) is responsible for planning for CEO succession, as well as monitoring and advising on management’s succession planning for other senior executives. The Board’s goal is to have a long-term and continuing program for effective senior leadership development and succession.

Board Meetings

The Board held sixteen meetings in 2020. Each of our directors attended at least 75% of the total number of all meetings of the Board and committees on which the director served that were held during 2020.

Our independent directors meet regularly in executive session without management participation, as required by NYSE listing standards. Directors are expected to attend the meetings of the Board and of any committees on which the director serves and are encouraged, but not required, to attend our annual meetings of stockholders. All of our directors attended our annual meeting of stockholders in 2020.

Director Independence

The Board has determined that each of Eugene Roman, Richard Michael Mayoras, Robert E. Segert, Helen Shan, Jill B. Smart, Karl Robb and Ronald P. Vargo is an “independent director” within the meaning of the applicable NYSE rules. Accordingly, the Board has determined that the majority of the directors on the Board are independent within the meaning of the applicable NYSE rules. In addition, the Board has determined that each of Mr. Roman, Mr. Mayoras, Mr. Segert, Ms. Shan, Ms. Smart, Mr. Robb and Mr. Vargo is an “independent director” as defined by Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that pursuant to independence requirements applicable to compensation committee members as set forth in Rule 10C-1 of the Exchange Act (“Rule 10C-1”) and Section 303A.05 of the NYSE Listed Company Manual, each of Mr. Mayoras, Ms. Shan and Ms. Smart is independent as defined in Rule 10C-1 and Section 303A.02(a)(ii) of the NYSE Listed Company Manual. In making its determinations, the Board considered, among other things, all transactions and relationships between each director or any

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member of his or her immediate family and EPAM and its subsidiaries and affiliates. See “Certain Relationships and Related Transactions and Director Independence.” There are no family relationships among any of our executive officers, directors, or nominees for director.

Communications to the Board

Stockholders and other interested parties may communicate directly with our Lead Independent Director or our non-employee directors as a group by sending a written communication in an envelope addressed to: Board of Directors, Attention: Lead Independent Director, c/o General Counsel and Corporate Secretary at 41 University Drive, Suite 202, Newtown, Pennsylvania 18940.

Stockholders and other interested parties may communicate directly with the full Board by sending a written communication in an envelope addressed to: Board of Directors, c/o General Counsel and Corporate Secretary at 41 University Drive, Suite 202, Newtown, Pennsylvania 18940.

Our Audit Committee has established an anonymous, confidential process for communicating complaints regarding accounting or auditing matters or other matters that may violate EPAM’s Code of Ethical Conduct. In order to submit a complaint, you may call our hotline at the dedicated local phone number found at ethics.epam.com (+1 866 786-9137 in the U.S.) or submit a written report at the EthicsLine webpage at ethics.epam.com. Any such complaints received or submitted are reviewed with the Audit Committee in accordance with a standard escalation protocol to take such action as may be appropriate.

Code of Ethical Conduct and Corporate Governance Guidelines

EPAM has a Code of Ethical Conduct that applies to all of our directors, officers and other employees, including our principal executive officer, principal financial officer and principal accounting officer. The foundational principles in our Code of Ethical Conduct and our core values mean that we strive for excellence and do the right things in the right way by:

◾	Respecting, valuing and supporting people;

◾	Showing integrity in our communications, records and business activities;

◾	Protecting and enhancing EPAM’s information and assets; and

◾	Complying with laws.

The Code of Ethical Conduct is approved and reviewed annually by the Board. Any amendments (other than technical, administrative or non-substantive amendments) to, and any waivers from a provision of the Code of Ethical Conduct for directors and officers must be approved by the Board and will be promptly disclosed to our stockholders. The Board has also adopted Corporate Governance Guidelines in accordance with NYSE corporate governance rules that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including: the size and composition of the Board; Board membership criteria and director qualifications; director responsibilities; Board agendas; roles of the Chairman, Chief Executive Officer and Lead Independent Director; meetings of independent directors; committee responsibilities and assignments; Board member access to management and independent advisors; director communications with third parties; director compensation; director orientation and continuing education; evaluation of senior management; and management succession planning.

Our Code of Ethical Conduct and our Corporate Governance Guidelines are publicly available through the “Investors-Corporate Governance” section of our website at http://investors.epam.com. A copy will be provided in print without charge upon written request to our Corporate Secretary at 41 University Drive, Suite 202, Newtown, Pennsylvania 18940.

Environmental, Social, and Governance Commitment

The Board oversees EPAM’s ongoing commitment to integrate positive and ethical environmental, social, and governance, or ESG, practices into our business operations and strategy. Management periodically updates the Board on our corporate social responsibility program, which is part of our overall ESG strategy and is key to our continual development as a business and drives value for our employees, clients, business partners, stockholders and the community. One important way EPAM lives out the key principles of our Code of Ethical Conduct and our core values is our commitment to making positive contributions in the communities in which we operate and championing corporate social responsibility as one prong of our ESG efforts. Through our focused efforts in the areas of education, environment and community, we are

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committed to sharing the expertise and attributes of our highly skilled global workforce to effectively support the needs of, and positively add to, the world at large and the communities in which we work and live. We sponsor and support global technology education initiatives, invest in local green initiatives that result in energy-saving and carbon-footprint reduction practices, and are strongly committed to respecting our employees’ fundamental human rights at work and ask our vendors and suppliers to do the same. More information about EPAM’s Corporate Social Responsibility Program can be found at https://www.epam.com/about/who-we-are/corporate-responsibility.

Highlights of our positive social, environmental and ethical practices include our efforts in our traditional areas of focus and additional contributions to mitigating the economic and public health impacts in the communities where we work and live and at a global level:

Education, Environment, and Community

◾

EPAM maintains a Supplier Code of Conduct, holding suppliers accountable for complying with certain labor practices, safety and health standards, ethical business practices and social responsibility commitments.

◾	EcoVadis awarded EPAM with a Silver Sustainability Rating in its 2020-2021 assessment.

◾

EPAM encourages the reuse, recycling and upcycling of our end-of-life electronics and computers responsibly by donating them to organizations in Ukraine, Hungary, Armenia, and Belarus for use in local communities or recycling them with responsible vendors.

◾

EPAM and one of its customers supported Raspberry Pi’s Coolest Projects, the world-leading technology fair where young people are empowered to show the world their technology inventions. In the virtual 2020 event, 700 young people from 39 countries shared their technology creations.

◾

EPAM updated the EPAM Carbon Footprint Calculator to allow anyone to calculate the carbon generated by their electricity usage, commuting activities, eating habits, pets, and travel and offer lifestyle recommendations to reduce the amount of carbon dioxide users generate.

◾

EPAM partnered with two of its customers to help host BIMA Digital Day, an annual event designed to encourage students in the United Kingdom to discover career opportunities in digital-focused industries.

◾

EPAM teams submitted three different solutions to the Estee Lauder Companies’ Hack for Pink, a virtual event to rally the global technology community to help end breast cancer. EPAM’s C-True Mirror, a device designed to facilitate early detection of breast cancer at-home, was named as the winning entry in the Hack for Pink competition.

◾

The Trashly mobile application, a camera-based recognition application to help users categorize and dispose of waste responsibly, won Best Environmental mobile application at the 2020 Mobile Web Awards.

COVID-19 Relief

◾

EPAM worked with Science Buddies, the Scratch Foundation, and through its own EPAM E-KIDS program to provide virtual STEM learning content to students globally as the world moved towards virtual learning.

◾

EPAM and UNICEF combined EPAM’s COVID Resistance mobile application with UNICEF’s Health Buddy chat bot to offer reliable COVID-related information and a digital contact tracing mobile application that uses anonymized Bluetooth technology to trace COVID-19 exposure. EPAM was invited to present the HealthBuddy mobile application at the 2020 Global Digital Health Forum and the COVID Resistance application won the Pandemic Tech News 2020 Innovation Award.

◾

Our Immunization Pass, a blockchain mobile application built to track medical records to allow people to safely travel, won the European Commission’s EU vs. Virus Hackathon in the category of Supporting Arts & Entertainment.

◾

We introduced the GENTL mask early in the pandemic. The GENTL mask is an open source design that uses readily available materials and simple manufacturing process for the rapid production of face masks to meet the needs of frontline and healthcare workers.

Committees of the Board

The Board uses committees to work on certain issues in detail. Each committee reports the progress and results of its meetings to the Board and makes recommendations to the Board when appropriate. The Board currently has three standing committees – an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of our committees operates under a written charter that has been approved by our Board. The charters are reviewed annually by each respective committee, which recommends any proposed changes to our Board. The

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charters are available on the “Investors-Corporate Governance” section of our website at http://investors.epam.com/investors/leadership-and-governance/documents and will be provided in print without charge upon written request to our Corporate Secretary at 41 University Drive, Suite 202, Newtown, Pennsylvania 18940.

The primary responsibilities of each of our committees, as well as the current composition of our committees and the number of committee meetings held during 2020, are described below:

Audit Committee

The primary responsibilities of our Audit Committee include:

◾ appoint, compensate, retain and oversee our independent auditors;

◾ pre-approve the independent auditors’ audit and non-audit services rendered, and recognize and prevent prohibited non-audit services;

◾ review the proposed scope and results of the audit;

◾ review, in conjunction with the Chief Executive Officer and Chief Financial Officer of our Company, disclosure controls and procedures and internal control over financial reporting with the independent auditors and our financial and accounting staff;

◾ establish procedures for complaints received by us regarding accounting, internal control over financial reporting, or auditing matters;

Committee Members: Helen Shan (Chair) Ronald P. Vargo Eugene Roman (since February 11, 2020) Richard Michael Mayoras (until February 11, 2020) Number of Meetings in 2020: 8

◾ oversee internal audit functions; and

◾ prepare the report of the Audit Committee that SEC rules require to be included in our annual proxy statement.

The Audit Committee currently consists exclusively of directors who are financially literate, and each of the members of the Audit Committee is considered an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K. The Board has determined that each of the current members of the Audit Committee is an “independent director” within the meaning of the applicable NYSE rules and as defined by Rule 10A-3 of the Exchange Act.

Compensation Committee

The primary responsibilities of our Compensation Committee include:

◾ review and approve cash compensation arrangements, and recommend to the Board equity-based compensation arrangements, for executive officers, including for our Chief Executive Officer;

◾ identify corporate goals and objectives relevant to executive compensation;

◾ review, evaluate and recommend to the Board for approval, if applicable, any equity-based incentive plan;

◾ retain or obtain the advice of a compensation consultant, legal counsel or other adviser in its sole authority and be responsible for the appointment, compensation, termination and oversight of the work of any such adviser that is retained;

Committee Members: Jill B. Smart (Chair) Helen Shan Richard Michael Mayoras Number of Meetings in 2020: 6

◾ delegate its authority to subcommittees or the chair of the Compensation Committee when it deems it appropriate and in our best interests and to delegate to one or more of our officers the authority to make grants and awards of stock rights or options to any of our non-Section 16 officers under our equity-based incentive plan as the Compensation Committee deems appropriate and in accordance with the terms of the plans;

◾ consider the results of the most recent stockholder advisory vote on executive compensation; and

◾ prepare the report of the Compensation Committee to the extent required by SEC rules to be included in our annual proxy statement.

The Board has determined that each of the members of the Compensation Committee is an “independent director” within the meaning of the rules set forth in Rule 10C-1 and Section 303A.02(a)(ii) of the NYSE Listed Company Manual. The processes and procedures followed by our Compensation Committee in considering and determining executive compensation, including the use of consultants and other outside advisors, are described in “Compensation Discussion and Analysis.”

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Nominating and Corporate Governance Committee

The primary responsibilities of our Nominating and Corporate Governance Committee include:

◾ identify and nominate members for election to the Board;

◾ recommend to the Board a candidate for the position of Lead Independent Director of the Board from among the independent members of the Board;

◾ develop and recommend to the Board a set of corporate governance principles and code of conduct applicable to EPAM and to oversee compliance thereof; and

◾ oversee the evaluation of the Board and management.

Committee Members: Robert E. Segert (Chair) Richard Michael Mayoras Ronald P. Vargo Number of Meetings in 2020: 5
The Board has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent director” within the meaning of the applicable NYSE rules.

Consideration of Director Nominees

Identifying and Evaluating Nominees for Directors. The Nominating and Corporate Governance Committee utilizes a variety of methods to identify and evaluate director nominees, including nominees recommended by stockholders, but has not at this time adopted any specific written procedures with respect thereto. The committee assesses the appropriate size of the Board from time to time. If vacancies are anticipated or otherwise arise, the committee decides whether to fill such vacancies and, if so, considers various potential candidates. Candidates may come to the attention of the committee through current Board members, professional search firms engaged by the committee, stockholders or others. The committee reviews recommendations, evaluates biographical information and considers background material relating to potential candidates and, as appropriate, interviews selected candidates. These candidates may be evaluated at meetings of the committee and may be considered at any point during the year.

Stockholder Nominees. Our bylaws permit stockholders to nominate directors for consideration at our annual stockholder meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Corporate Governance Committee. The committee’s policy is to consider properly submitted stockholder nominations. In evaluating all director nominations, the committee seeks to balance an individual’s knowledge, experience, capabilities, and compliance with the membership criteria established by our Corporate Governance Guidelines and the Nominating and Corporate Governance Committee. For a description of the procedures to be followed by stockholders to nominate directors for consideration at our annual stockholder meeting see “Stockholder Proposals for the 2022 Annual Meeting,” which is incorporated herein by reference.

Director Qualifications. At this time, neither the Board nor the Nominating and Corporate Governance Committee has established any minimum qualifications or skills for directors, however the Nominating and Corporate Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines and consider a nominee’s judgment, diversity, personal integrity, skills, conflicts of interest, knowledge of our business and industry, experience in various geographies, background and experience in light of the Board’s challenges and the needs of the Board and its committees. The Nominating and Corporate Governance Committee also considers the independence, financial literacy and financial expertise standards as required under our Corporate Governance Guidelines, committee charters and applicable laws and regulations, and the ability of the candidate, in light of the candidate’s present activities and our Corporate Governance Guidelines, to devote the necessary time and attention to serving as a director and a committee member. The committee does not assign specific weights to particular criteria and no particular criteria is a prerequisite for, or necessarily applicable to, any prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. While we take into account diversity of background and experience, we do not have a formal policy that requires nominees to meet specific criteria.

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Our Executive Officers

Executive officers are appointed by the Board. The following table sets forth the names, ages and positions of our executive officers as of April 23, 2021:

Name	Age	Position

Arkadiy Dobkin	60	Chairman of the Board of Directors, President and Chief Executive Officer

Balazs Fejes	46	President of EU and APAC markets

Viktar Dvorkin	48	Senior Vice President, Head of Global Delivery

Jason Peterson	58	Senior Vice President, Chief Financial Officer and Treasurer

Edward Rockwell	53	Senior Vice President, General Counsel and Corporate Secretary

Elaina Shekhter	51	Senior Vice President, Chief Marketing and Strategy Officer

Boris Shnayder	64	Senior Vice President, Co-Head of Global Business

Larry Solomon	56	Senior Vice President, Chief People Officer

Sergey Yezhkov	47	Senior Vice President, Co-Head of Global Business
Gary Abrahams	53	Vice President, Corporate Controller, Chief Accounting Officer

Information about Mr. Dobkin is provided under “Board of Directors” in this Proxy Statement. A brief biography for each of our other executive officers follows.

Balazs Fejes

Balazs Fejes, 46, is our President of EU and APAC markets, where he heads market activities across the regions and co-leads global business operations. Mr. Fejes also oversees the strategy of our Banking and Financial Services Industry business unit, helping to drive evolution of key service lines across the unit’s global portfolio. From 2015 through March 2021, Mr. Fejes was our Executive Vice President, Co-Head of Global Business, and before that, he held the position of Senior Vice President, Global Head of Banking and Financial Services business unit from 2012 to 2015. From 2004 to August 2012, Mr. Fejes served as EPAM’s Chief Technology Officer (“CTO”) and was responsible for ensuring that all global offshore and nearshore software development centers of EPAM were at the leading edge of industry standards for efficiency and quality. Mr. Fejes joined EPAM in 2004 as part of the acquisition of Fathom Technology, a Hungarian software engineering firm which he co-founded and where he served as CTO. Prior to co-founding Fathom Technology, Mr. Fejes was a chief software architect/line manager with Microsoft Great Plains (Microsoft Business Solutions). He also served as chief software architect of Scala Business Solutions. He is the recipient of numerous awards for programming excellence and has worked extensively in the US and Russia.

Viktar Dvorkin

Viktar Dvorkin, 48, is our Senior Vice President, Head of Global Delivery, and is responsible for the strategy and operation of the company’s Delivery Organization as well as our Solution Practices and Competency Centers. In his current role, Mr. Dvorkin also oversees EPAM’s Advanced Technology programs including EngineeringX and Delivery Excellence. Prior to his current role, he led the North American business unit, where he oversaw the operation of EPAM’s largest book of business, with overall responsibility for services delivered in the North American region. Mr. Dvorkin joined EPAM in 1997 and has been instrumental in driving our growth in key technology and solution practices, and in helping EPAM to build and deploy multi-disciplinary teams for successful client engagements. Having worked and lived in the United States and Eastern Europe, Mr. Dvorkin has in-depth understanding of global delivery models and brings hands-on technology experience and working knowledge of multiple industries including travel, healthcare, insurance and oil & gas. Mr. Dvorkin holds a master’s degree in Applied Mathematics from the Belarusian National Technical University.

18 2021 Proxy Statement

  Our Executive Officers

Jason Peterson

Jason Peterson, 58, joined EPAM in 2017 and is our Senior Vice President, Chief Financial Officer and Treasurer. Mr. Peterson leads EPAM’s Global Finance, Corporate Development, and Procurement organizations and has over 25 years of finance experience. From 2008 to 2017, he was employed by Cognizant Technology Solutions, and in his most recent role, he was Vice President of Finance, M&A and Due Diligence, a position that he held while leading a large-scale corporate business process transformation program. Prior to that, he was CFO of the Emerging Business Accelerator and led the Corporate Financial Planning and Analysis Function. Before joining Cognizant, Mr. Peterson was the CFO for E&C Medical Intelligence, a venture-backed software and services company, and prior to that, he served in various accounting and finance roles at ATI Technologies, Philips Semiconductors, and Hewlett-Packard. Mr. Peterson holds an MBA from Columbia Business School and a bachelor’s degree in economics from Claremont McKenna College.

Edward Rockwell

Edward Rockwell, 53, joined EPAM in October of 2018 and is our Senior Vice President, General Counsel and Corporate Secretary overseeing the legal activities of the organization and providing strategic counsel and legal guidance to senior leadership and EPAM’s Board of Directors. From June 2014 to October 2018, Mr. Rockwell served as Vice President & Assistant General Counsel at Red Hat, a leading global provider of open source, enterprise IT solutions where he led a global team of legal professionals that supported all sales and operations during a period of significant company growth. From April 2012 to January 2014, Mr. Rockwell was General Counsel and Vice President, Legal and Human Resources for DDN Storage. He previously served as Vice President and Associate General Counsel at Hewlett-Packard Company (HP) with roles that included General Counsel for HP Services, HP Americas, and HP Software. Additionally, he spent five years in Milan, Italy, where he served as Director and Managing Counsel for HP’s Outsourcing Services business in EMEA and later Senior Director and Managing Counsel for Outsourcing Services worldwide. Mr. Rockwell received a BA degree in Foreign Affairs from University of Virginia and a JD from the University of Richmond School of Law.

Elaina Shekhter

Elaina Shekhter, 51, is our Senior Vice President, Chief Marketing and Strategy Officer. Ms. Shekhter had been our Chief Marketing Officer From March 2015 through March 2021. In her role, Ms. Shekhter works to integrate a variety of functions that influence EPAM’s strategy, positioning and messaging. Ms. Shekhter has been with EPAM since 2001 in a number of roles, including the Global Head of Business Development and prior to that, the Global Head of our Travel and Consumer Business Unit. Ms. Shekter is an advisory board member for the MACH Alliance and is active in the software startup and emerging technology communities, representing EPAM in its investment in the Go Philly Fund and as a board member of the EPAM seed investment, Sigma Ledger. Additionally, Ms. Shekter takes a special interest in artificial intelligence and sustainability initiatives. Before joining EPAM, Ms. Shekter was with the global hospitality and travel company Carlson Companies, in a number of operational and business development roles including Head of Retail and Entertainment for 24K, a spin-off of Carlson Marketing Group. Prior to Carlson, Ms. Shekhter was a Manager with Ernst & Young Consulting, specializing in CRM and analytics engagements. Ms. Shekhter holds an MS degree in Information Systems and BS/BA degrees in Economic Theory and Political Science from The American University.

Boris Shnayder

Boris Shnayder, 64, is our Senior Vice President, Co-Head of Global Business with a primary focus on operations in the Americas. Mr. Shnayder joined EPAM in July 2015 and is responsible for a portfolio of business in the region, including oversight of service programs and client acquisition. Mr. Shnayder also oversees strategy and execution of our emerging verticals portfolio. With over 20 years of experience in the IT and telecommunications industries, Mr. Shnayder brings both industry and global operations leadership. Prior to his role at EPAM, Mr. Shnayder served in a variety of roles at GlobalLogic, Inc. from 2007 to 2015, including Chief Delivery Officer, Senior Vice President, Head of Telecom & Healthcare and General Manager, and Vice President of Telecommunications. He also held senior software management positions at Motorola and Telcordia, managing teams throughout the United States, China, India and Russia. Mr. Shnayder received his MS degree in Mechanical Engineering from the Lyiv University in Ukraine.

2021 Proxy Statement 19

  Our Executive Officers

Larry Solomon

Larry Solomon, 56, is our Senior Vice President, Chief People Officer, responsible for overseeing all aspects of talent management, talent acquisition, workforce planning and management, as well as other human resource related functions within EPAM globally. Mr. Solomon joined EPAM in October 2016, and prior to that he held a number of leadership positions at Accenture beginning in 1986. His most recent responsibilities as Senior Managing Director and North America Operating Officer from 2013 to 2016 included overseeing and managing the full employee life cycle of all Accenture people in the United States and Canada, resource planning, recruitment, staffing and deployment, and performance management. Prior to that, he was Accenture’s Global COO of Human Resources from 2011 to 2013, with overall responsibility for human resources operations. Mr. Solomon received a bachelor’s degree in Business Administration from the State University of New York at Albany with a Finance/MIS major and Spanish language minor. He graduated with Magna Cum Laude distinction in 1986.

Sergey Yezhkov

Sergey Yezhkov, 47, is our Senior Vice President, Co-Head of Global Business, focusing on a North American book of business. Mr. Yezhkov also oversees strategy and operation of our Life Science & Healthcare portfolio. Prior to his current role, Mr. Yezhkov served as Co-Head of Global Delivery where he oversaw delivery operations across EPAM’s diverse geographic footprint with overall responsibility for building and growing professional software engineering skills and delivery know-how. Mr. Yezhkov joined EPAM in 2006 as part of the acquisition of Vested Development Inc. (VDI), where he served as Managing Director and CTO. Through his work with EPAM’s Independent Software Vendors business unit, Mr. Yezhkov brings an in-depth understanding of commercial software product development and agile approaches as well as a working knowledge of the healthcare, life science and high-tech industries. Mr. Yezhkov has an MS in Computational Mathematics from Lomonosov Moscow State University.

Gary Abrahams

Gary Abrahams, 53, is our Vice President, Corporate Controller, and Chief Accounting Officer. Mr. Abrahams joined EPAM in June of 2016, after having served as an independent contractor for EPAM starting in March of 2016. He was named Chief Accounting Officer in April 2017. Mr. Abrahams has over 25 years of experience in global corporate financial management and public accounting. From December 2015 to March 2016, Mr. Abrahams worked as an independent contractor at CMF Associates, LLC, a management and financial services advisory firm. From June 2014 to April 2015 he served as Senior Vice President, Chief Accounting Officer at Preferred Sands, a producer of high-performance sands and proppant materials used in the oil and gas industry. From May 2006 to April 2014, Mr. Abrahams served in several senior finance roles at Shire Pharmaceuticals, a global biotechnology company, last serving as Vice President, Finance Operations - The Americas, where he was responsible for leading the Controller’s teams in North and South America and enhancing the finance infrastructure to support the growth of the multinational business. Before joining Shire, Mr. Abrahams held finance and Controller positions at Bracco Diagnostics, a subsidiary of a multinational healthcare company, from 1994 to 2006. He began his career at Arthur Andersen LLP in New York City. Mr. Abrahams holds a BBA in Accounting from Hofstra University.

20 2021 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

As of March 19, 2021, there were 56,221,474 shares of our Common Stock issued and outstanding. The following table sets forth certain information with respect to the beneficial ownership of our common stock for:

◾	each of our directors and named executive officers individually;

◾	all directors and executive officers as a group; and

◾	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock.

We have calculated beneficial ownership in accordance with the rules of the SEC, and such ownership includes voting and investment power with respect to shares. In the table below, shares of Common Stock issuable pursuant to options currently exercisable or exercisable within 60 days of March 19, 2021, shares of Common Stock issuable upon settlement of restricted stock units, and restricted Common Stock are deemed to be outstanding for calculating the percentage of outstanding shares beneficially owned by the person holding those options, but are not deemed to be outstanding for computing the percentage of shares beneficially owned by any other person.

To our knowledge, except as indicated, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, based on the information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer is c/o EPAM Systems, Inc., 41 University Drive, Suite 202, Newtown, Pennsylvania 18940.

	Shares Beneficially Owned

Name and Address of Beneficial Owner	Number	Percent

Named Executive Officers and Directors

Arkadiy Dobkin(1)	2,142,408	3.8%

Jason Peterson(2)	47,532	*

Balazs Fejes(3)	105,567	*

Boris Shnayder(4)	68,025	*

Elaina Shekhter(5)	68,697	*

Larry Solomon(6)	36,895	*

Viktar Dvorkin(7)	96,936	*

Sergey Yezhkov(8)	93,131	*

Edward Rockwell(9)	4,256	*

Gary Abrahams(10)	2,954	*

Eugene Roman	972	*

Richard Michael Mayoras	7,188	*

Karl Robb	5,528	*

Robert E. Segert	17,337	*

Helen Shan	2,044	*

Jill B. Smart	5,069	*

Ronald P. Vargo	7,596	*

All executive officers and directors as a group (17 people)	2,712,135	4.8%

5% Stockholders

The Vanguard Group(11)	4,992,003	8.9%

Morgan Stanley(12)	7,730,143	13.8%
BlackRock, Inc.(13)	3,318,517	5.9%
*	Denotes less than 1% of the shares of Common Stock beneficially owned.

2021 Proxy Statement 21

  Security Ownership of Certain Beneficial Owners and Management

(1)

Includes (i) 1,456,286 shares of Common Stock held directly by Mr. Dobkin; (ii) 249,933 shares of Common Stock issuable to Mr. Dobkin upon exercise of options exercisable within 60 days of March 19, 2021; and (iii) 436,189 shares of Common Stock held by the Arkadiy Dobkin GST Exempt Grantor Trust (the “Dobkin Grantor Trust”) for the benefit of Mr. Dobkin’s children, for which Mr. Dobkin’s spouse acts as the trustee. Mr. Dobkin may be deemed to have shared power to vote or to direct the vote, and shared power to dispose or to direct the disposition of the shares held by the Dobkin Grantor Trust and identified as beneficially owned by him above. Mr. Dobkin disclaims beneficial ownership of the securities held by the Dobkin Grantor Trust except to the extent of his pecuniary interest therein.

(2)	Includes 27,942 shares of Common Stock issuable to Mr. Peterson upon exercise of options exercisable within 60 days of March 19, 2021.

(3)	Includes 71,907 shares of Common Stock issuable to Mr. Fejes upon exercise of options exercisable within 60 days of March 19, 2021.

(4)	Includes 58,739 shares of Common Stock issuable to Mr. Shnayder upon exercise of options exercisable within 60 days of March 19, 2021.

(5)	Includes 52,131 shares of Common Stock issuable to Ms. Shekhter upon exercise of options exercisable within 60 days of March 19, 2021.

(6)	Includes 26,455 shares of Common Stock issuable to Mr. Solomon upon exercise of options exercisable within 60 days of March 19, 2021.

(7)	Includes 73,097 shares of Common Stock issuable to Mr. Dvorkin upon exercise of options exercisable within 60 days of March 19, 2021.

(8)	Includes 71,158 shares of Common Stock issuable to Mr. Yezhkov upon exercise of options exercisable within 60 days of March 19, 2021.

(9)	Includes 1,964 shares of Common Stock issuable to Mr. Rockwell upon exercise of options exercisable within 60 days of March 19, 2021.

(10)	Includes 820 shares of Common Stock issuable to Mr. Abrahams upon exercise of options exercisable within 60 days of March 19, 2021.

(11)

Information based on a Schedule 13GA filed with the SEC on February 10, 2021. The Vanguard Group, a parent holding company, holds shares on behalf of Vanguard Asset Management, Limited, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited, Vanguard Investments UK, Limited, Vanguard Fiduciary Trust Company, and Vanguard Investments Australia, Ltd. The Vanguard Group has sole voting power over 0 shares, shared voting power over 57,577shares, has sole dispositive power over 4,860,941 shares and shared dispositive power over 131,062 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(12)

Information based on a Schedule 13GA filed with the SEC on February 10, 2021 jointly by Morgan Stanley and Morgan Stanley Asia Limited. Morgan Stanley has shared voting power over 3,441,906 shares and shared dispositive power over 4,729,094 shares. Morgan Stanley Asia Limited has shared voting power over 1,824,175 shares and shared dispositive power over 3,001,049 shares. The address of Morgan Stanley is 1585 Broadway, New York, NY 10036 and the address of Morgan Stanley Asia Limited is Level 46 International Commerce Centre 1 Austin Road West, Kowloon, Hong Kong.

(13)

Information based on a Schedule 13G filed with the SEC on January 29, 2021. BlackRock, Inc., a parent holding company, holds shares on behalf of BlackRock Life Limited; BlackRock International Limited; BlackRock Advisors, LLC; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; FutureAdvisor, Inc.; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; BlackRock Fund Advisors; BlackRock Asset Management North Asia Limited; Blackrock (Singapore) Limited; and BlackRock Fund Managers Ltd. BlackRock, Inc. has sole voting power over 2,897,777 shares and has sole dispositive power over 3,318,517 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

22 2021 Proxy Statement

Certain Relationships and Related Transactions and Director Independence

Our Related Person Transaction Policy

The Board first adopted EPAM’s Related Person Transaction Policy in January 2012 and reviews the policy at least annually. Under this policy, a “Related Person Transaction” is any transaction, arrangement or relationship involving us in which a Related Person has a direct or indirect material interest. A “Related Person” is any of our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our stock or securities exchangeable for our stock and any immediate family member of any of the foregoing persons.

Pursuant to such related person transaction policy, any Related Person Transaction must be approved or ratified by our Nominating and Corporate Governance Committee, the Board or a designated committee thereof consisting solely of independent directors (the “Reviewing Body”). In determining whether to approve or ratify a transaction with a Related Person, the Reviewing Body will consider all relevant facts and circumstances, including without limitation the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to us, opportunity costs of alternate transactions, the materiality and character of the Related Person’s direct or indirect interest, and the actual or apparent conflict of interest of the Related Person. The Reviewing Body will not approve or ratify a Related Person Transaction unless it has determined that, upon consideration of all relevant information, such transaction is in, or not inconsistent with, the best interests of EPAM and our stockholders. To facilitate compliance with the policy, the Nominating and Corporate Governance Committee reviews relevant information, facts and circumstances relating to potential related parties quarterly.

From time to time, EPAM provides its ordinary course services to customers in which a member of our Board is an executive officer of that customer. Consistent with our Related Person Transaction Policy, and in accordance with the approval or ratification process described above, the Nominating and Corporate Governance Committee (with appropriate recusals, as necessary) reviews those ordinary course service arrangements to determine if the applicable member of the Board has a direct or indirect material interest in the arrangement and if approval or ratification of the arrangement is in the best interests of EPAM and our stockholders in the given situation.

Indemnification Agreements

Our certificate of incorporation includes provisions that authorize and require us to indemnify our officers and directors to the fullest extent permitted under Delaware law, subject to limited exceptions. We have separate indemnification agreements with our directors and executive officers, which require us to indemnify these individuals to the fullest extent permitted by applicable law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Director Independence

Further information on director independence is set forth in “Corporate Governance.”

Insider Trading Policy, Prohibition on Hedging and Transactions in Derivatives, and Rule 10b5-1 Trading Plans

We have an insider trading policy that prohibits, among other things, our employees and directors from engaging in (i) any hedging transactions that are designed to hedge or speculate on any change in the market value of EPAM’s equity securities, (ii) trading in options or other derivatives involving EPAM’s stock, and (iii) pledging EPAM securities in any circumstance, including by purchasing securities in margin or holding securities in a margin account. These prohibitions apply to EPAM’s equity securities whether issued as compensation or acquired otherwise and prohibit transactions such as zero-cost collars and forward sale contracts. None of our directors has pledged EPAM stock as collateral for personal loans or other obligations.

From time to time our executive officers may have Rule 10b5-1 trading plans. We do not undertake any obligation to report Rule 10b5-1 trading plans that are adopted, or may be adopted in the future, by any of our officers and directors, or to report any modification or terminations of any publicly announced plan, except to the extent required by law.

2021 Proxy Statement 23

Report of the Audit Committee

EPAM’s Board has adopted a written charter of the Audit Committee which details the role and responsibilities of the Audit Committee. The Audit Committee, among other things, appoints, retains and oversees EPAM’s independent registered public accounting firm; oversees internal audit functions; and reviews with management EPAM’s disclosure controls and procedures and internal control over financial reporting. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and EPAM’s independent registered public accounting firm based on the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

Management has primary responsibility for financial statements, accounting principles and internal control over financial reporting. EPAM’s independent registered public accounting firm is responsible for auditing EPAM’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The members of the Audit Committee are not professional auditors or accountants, and the functions of the Audit Committee are not intended to replicate, verify or certify management’s activities or those of EPAM’s independent registered public accounting firm. Moreover, the Audit Committee cannot certify that EPAM’s independent registered public accounting firm is “independent” under applicable rules and regulations.

In fulfilling its responsibilities, the Audit Committee met eight times during 2020. During those meetings, the Audit Committee executed its responsibilities consistent with its charter, which is available in the Investor Relations section of our website at https://investors.epam.com/investors/leadership-and-governance/documents.

In addition to pre-approving the audit, other audit-related, tax services, and other services performed by Deloitte & Touche LLP and certain of its affiliates, the Audit Committee requests and reviews fee estimates for each proposed service. These fee estimates strengthen the oversight the Audit Committee exercises over EPAM’s independent registered public accounting firm. On a periodic basis, the Audit Committee reviews the status of service engagements and fees incurred year-to date against pre-approved service engagement scope and fee estimates.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in EPAM’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

THE AUDIT COMMITTEE

Helen Shan, Chair

Ronald P. Vargo

Eugene Roman

24 2021 Proxy Statement

Compensation of Directors

Compensation of Directors

Our non-employee directors are compensated under our Non-Employee Directors Compensation Plan and related policy. Directors who are employees of EPAM or any of our subsidiaries receive no compensation for serving as directors.

Under our plan and policy, each director who is not an employee of EPAM or any subsidiary of EPAM receives an annual cash retainer (which the director may elect to receive in shares), committee and meeting fees, and an annual grant of restricted stock units. In addition, new non-employee directors receive an initial award of restricted stock units upon joining the Board.

In addition to the annual cash retainer, our non-employee directors are entitled to additional cash amounts if they attend (in person or telephonically, with different amounts applicable to each) more than 10 meetings of the Board, or more than 10 meetings of the same committee on which such non-employee director serves in any calendar year. In light of the COVID-19 pandemic, the Board declined these additional cash retainers in respect of the additional meetings held. In addition, the Lead Independent Director, and the chair and members of each committee of the Board of Directors each receives an additional cash fee.

We offer our directors the option to defer receipt of shares of our common stock delivered upon conversion of restricted stock units until the July 15th immediately following their retirement from the Board, or in one to five annual installments following retirement from the Board through our Non-Employee Directors Deferral Plan. This deferral plan permits the deferred receipt of shares relating to restricted stock units granted during or after 2017.

At least once every other year, the Compensation Committee reviews the compensation components and levels for non-employee directors, taking into account the director compensation practices of industry and other peer companies among other factors in a report prepared by the Compensation Committee’s independent compensation consultant. The Compensation Committee most recently performed this review at the end of 2020, with changes effective January 1, 2021.

The annual retainer and fee amounts for non-employee directors, our Lead Independent Director, committee members and committee chairs for 2020 and the changes effective for 2021 are as set forth below.

	2020		As of January 1, 2021

Annual Retainer		$55,000		$55,000

Additional amount per meeting for attending >10 meetings	$ $	2,000 (in person) 1,000 (telephonic)	$ $	2,000 (in person) 1,000 (telephonic)

Lead Independent Director – additional retainer		$25,000		$25,000

Chair:

Audit Committee		$20,000		$25,000

Compensation Committee		$15,000		$20,000

Nominating and Corporate Governance Committee		$10,000		$12,000

Committee Members (other than Chair):

Audit Committee		$10,000		$12,000

Compensation Committee		$7,500		$9,000

Nominating and Corporate Governance Committee		$6,000		$6,000

Dollar value of initial equity grant (vesting in equal amounts over four years)		$100,000		$100,000
Dollar value of annual equity grant (vesting on the first anniversary of grant)		$130,000		$160,000

2021 Proxy Statement 25

  Compensation of Directors

The following table contains information about the fees and other compensation earned or paid to the members of the Board in the year ended December 31, 2020. Mr. Dobkin did not receive any compensation for his service as a director, and therefore is not included in the following table. The compensation received by Mr. Dobkin for his service to EPAM as President and Chief Executive Officer in 2020 is presented in “Executive Compensation.”

Director Compensation

Name	Fees earned or paid in cash ($)		Stock awards(1)(2) ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)		Total ($)

Richard Michael Mayoras	$69,635	(3)	$130,175	—	—	—	—		$199,810

Karl Robb	$55,000	(4)	$130,175	—	—	—	$94,000	(5)	$279,175

Eugene Roman	$57,372	(6)	$230,190						$287,562

Robert E. Segert	$65,000	(7)	$130,175	—	—	—	—		$195,175

Helen Shan	$75,000	(8)	$130,175	—	—	—	—		$205,175

Jill B. Smart	$70,000	(9)	$130,175	—	—	—	—		$200,175
Ronald P. Vargo	$103,500	(10)	$130,175	—	—	—	—		$233,675
(1)

Represents the aggregate grant date fair value of restricted stock units granted to the directors in 2020, computed in accordance with FASB ASC Topic 718 and excluding the effect of estimated forfeitures. For further information on how we account for stock-based compensation, please see Notes 1 and 12 to the consolidated financial statements included in our 2020 Annual Report on Form 10-K.

(2)

Represents an annual Board service grant of 547 restricted stock units to each of Mss. Shan and Smart and Messrs. Roman, Mayoras, Robb, Segert, and Vargo on June 9, 2020 that fully vest on June 9, 2021 (or, upon termination of service from the Board at any time, a portion of restricted stock units will vest as of the date of such termination on a pro rata basis). With respect to Mr. Roman, also represents an initial Board service grant of 425 restricted stock units granted to Mr. Roman on February 11, 2020 that vest 25% per year over four years. Certain of our directors have elected to defer receipt of shares of our common stock delivered on conversion of restricted stock units until after their retirement from the Board, pursuant to our Non-Employee Directors Deferral Plan.

(3)

Represents a fee of $7,500 earned for service as a member of the Compensation Committee; $1,135 earned for service as a member of the Audit Committee until replaced by Mr. Roman in February 2020; $6,000 earned for service as a member of the Nominating and Corporate Governance Committee; and $55,000 earned as an annual retainer for service on the Board.

(4)	Represents $55,000 earned as an annual retainer for service on the Board.

(5)	Fees for consulting services pursuant to an independent contractor agreement with EPAM.

(6)

Represents $48,546 earned as a pro-rated annual retainer for service on the Board starting in February 2020 and a pro-rated annual fee of $8,836 earned for service as a member of the Audit Committee beginning in February 2020.

(7)	Represents a fee of $10,000 earned for service as chair of the Nominating and Corporate Governance Committee and $55,000 earned as an annual retainer for service on the Board.

(8)

Represents a fee of $12,500 earned for service as a member of the Audit Committee through the first three quarters of 2020 and as chair of the Audit Committee during the fourth quarter of 2020, $7,500 earned for service as a member of the Compensation Committee, and $55,000 earned as an annual retainer for service on the Board.

(9)	Represents a fee of $15,000 earned for service as chair of the Compensation Committee and $55,000 earned as an annual retainer for service on the Board.

(10)

Represents a fee of $17,500 earned for service as chair of the Audit Committee through the end of the third quarter of 2020 and as a member of the Audit Committee during the fourth quarter of 2020; $6,000 earned for service as a member of the Nominating and Corporate Governance Committee; $25,000 earned for service as Lead Independent Director; and $55,000 earned as an annual retainer for service on the Board.

26 2021 Proxy Statement

  Compensation of Directors

Compensation Committee Interlocks and Insider Participation

The Compensation Committee’s members are Jill B. Smart, Richard Michael Mayoras, and Helen Shan. No member of the Compensation Committee who served during 2020 is or was an employee during 2020, or is or has ever been an officer of our Company. None of our executive officers has served during 2020 on the board of directors of another public company with executive officers who serve as members of our Board. No member of the Compensation Committee who served during 2020 had any relationship requiring disclosure by us under Item 404 of Regulation S-K.

Compensation Committee Report

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this report by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with our management and the Compensation Committee’s independent consultant. Based on its review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2020.

The Compensation Committee

Jill B. Smart, Chair

Richard Michael Mayoras

Helen Shan

2021 Proxy Statement 27

Executive Compensation

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis provides an overview of our executive compensation philosophy and the material elements of compensation earned by our named executive officers (“NEOs”) with respect to the year ended December 31, 2020.

EPAM relies on a talented leadership team to support EPAM’s objectives for sustainable growth, client service and long-term stockholder value creation. Our executive compensation program is designed to motivate and reward our executive team by awarding compensation that emphasizes performance, while remaining flexible and responsive to changing business conditions. This approach has proven particularly effective during the unprecedented events of 2020, including the COVID-19 pandemic and geopolitical unrest affecting EPAM’s business and people. When COVID-19 first spread globally, we rapidly implemented our business continuity plans and made the safety and well-being of our people our top priority. Simultaneously, we supported and collaborated with hundreds of customers around the world by switching the vast majority of our personnel to a secure and productive work-from-home delivery model with minimal service interruptions. In the summer of 2020, Belarus, our largest operational hub by number of employees, began to experience numerous public protest activities and civil unrest following the presidential election in early August, with active government and police-force intervention.

2020 Corporate Performance Highlights

EPAM’s 2020 corporate performance results were a reflection of the company’s and management’s adaptiveness and the increasing relevance of EPAM’s expanding capabilities. EPAM persevered through unprecedented challenges and finished another strong year, moving us forward in several strategic and operational areas.

◾	Revenue increased to $2.66 billion, a year-over-year increase of $365.7 million or 15.9%.

◾	GAAP income from operations was $379.3 million, an increase of $76.5 million, or 25.3%, compared to $302.9 million in 2019.

◾	Non-GAAP income from operations* was $472.7 million, an increase of $83.5 million, or 21.5%, compared to $389.2 million in 2019.

◾	Diluted earnings per share on a GAAP basis for 2020 was $6.34, compared to $5.42 in 2019.

In addition to strong financial performance in an uncertain environment, strategic decision-making and leadership by the Company’s executive team proved EPAM’s resilience in key performance categories that were particularly impactful to EPAM, namely: people and safety; customers; strategic transaction execution; execution and adaptive business strategy despite the COVID-19 pandemic; and stockholder value.

* Non-GAAP income from operations is a non-GAAP financial measure. Refer to “Appendix A: Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures” for additional information.

2020 Executive Compensation Highlights

Consistent with our strong performance and our philosophy for performance-based compensation, highlights in our compensation for NEOs in 2020 included the following:

◾

When compared to 2019, 2020 total compensation for our NEOs grew approximately 9.4% as a group and 9.5% on average, respectively, reflecting our overall approach that rewards our leadership team for strong and resilient performance and sustained growth, while keeping compensation competitive for our talented leaders.

◾

To manage fixed compensation expense, provide a level of base pay meant to retain our highly qualified leadership team, and to allocate fixed versus variable pay consistent with prior years, we increased 2020 base salary for our NEOs 8.0% as a group and 8.1% on average.

◾

Executive short-term, performance-based cash incentives for 2020 were, on average, 5.1% over target for 2020, continuing our focus on paying for performance as we achieved strong revenue and profitability results for the year despite multiple global challenges.

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◾

In determining annual performance-based cash incentives for our NEOs, the Compensation Committee used a structured formula as it did in 2019, building on the guidelines it developed in prior years for bonuses. That structure was supplemented to recognize management’s performance in response to economic, public health, political, and civil upheaval, as well as a strong total shareholder return. While the formula assigns greater weight to corporate performance indicators of revenue and profitability, and puts a lesser emphasis on individual contributions, structured judgment was implemented to factor in the leadership and resilient performance of EPAM’s management to realize an appropriately funded cash incentive pool for all bonus-eligible employees.

◾

2020 annual equity grants to our NEOs were comprised of equally valued (at grant date) stock option and restricted stock unit awards, balancing retention and compensation incentives with reduced dilutive effect for our stockholders.

◾	There were no increases or changes to executive benefits to our NEOs, who largely participate in the same broad-based programs provided to other employees, and we provided no perquisites to NEOs.

◾

Overall, the total compensation packages for our NEOs continue to be significantly performance- and results-based in the forms of short-term cash incentives heavily reflective of company performance and equity-based compensation directly linked to the performance of EPAM common stock.

Our executive compensation program reflects many best practices.

What We Do	What We Don’t Do

✓ Align our executive pay with performance

✓ Appropriately balance short- and long-term incentives

✓ Provide for “double trigger” change of control vesting for all equity grants

✓ Award equity grants which vest over a four-year term

✓ Hold an annual “say-on-pay” advisory vote

✓ Maintain meaningful stock ownership guidelines for executives, members of senior management and directors

✓ Maintain a clawback policy that covers all performance-based compensation made to executive officers

✓ Retain and utilize an independent compensation consultant to advise the Compensation Committee

✗   No contracts with multi-year guaranteed salary increases or bonus arrangements

✗   No excise tax gross-ups upon a change of control

✗   No “single trigger” change of control vesting for equity awards

✗   No “golden parachutes” or automatic change of control severance payments

✗   No supplemental executive retirement plan or supplemental pension benefits

✗   No repricing of equity awards without stockholder approval

✗   No hedging, pledging, and speculative transactions in our securities by our executive officers, employees and directors

✗   No perquisites for our named executive officers

Stockholder Say-on-Pay Vote

EPAM’s relationship with our stockholders is critical to our success. We endeavor to ensure that management and our Board hear, understand and respond to issues of importance to our stockholders, including executive compensation matters. We hold an advisory vote on executive compensation annually, as required by Section 14A of the Exchange Act and Rule 14a-20 thereunder, so at this Annual Meeting, we are asking stockholders to make an advisory vote to approve executive compensation. While the advisory vote on executive compensation is non-binding, the Board and the Compensation Committee will carefully assess the voting results and may consult with our stockholders to better understand any issues or concerns raised through the advisory vote. See “Proposal 3: Annual Advisory Vote to Approve Executive Compensation.” At our 2020 annual meeting of stockholders, approximately 97% of votes cast by our stockholders were in favor of approving the 2019 compensation of our NEOs. Following the 2020 annual meeting of stockholders, the Compensation Committee reviewed the results of the advisory vote of stockholders approving executive compensation. The Compensation Committee continues to refine and adjust the overall executive compensation program to ensure continued alignment with stockholder interests, including pay for performance and delivering long-term value and sustained growth.

Our Named Executive Officers (“NEOs”)

Our named executive officers, or NEOs, consist of our principal executive officer, our principal financial officer and our three other most highly compensated executive officers as of December 31, 2020.

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For 2020, our NEOs were:

◾	Arkadiy Dobkin, President and Chief Executive Officer (our “CEO”)

◾	Jason Peterson, Senior Vice President, Chief Financial Officer (our “CFO”) and Treasurer

◾	Balazs Fejes, President of EU and APAC Markets

◾	Viktar Dvorkin, Senior Vice President and Head of Global Delivery

◾	Larry Solomon, Senior Vice President and Chief People Officer

Compensation Philosophy and Objectives

We believe that the value we deliver to our customers, and ultimately to our stockholders, depends in large part upon the quality and capability of our people. We seek to attract, motivate, develop and retain quality executives who will increase long-term stockholder value. Our philosophy is to provide total compensation to each of our NEOs that is commensurate with his or her position and experience, largely in the form of annual cash incentives and long-term equity incentives aligned with the interests of our stockholders. We expect each of our executives to balance the risks and related opportunities in the performance of his or her duties, while adhering to EPAM’s high standards of business conduct. We reward exceptional performance and long-term commitment to EPAM. We believe that the senior leadership provided by our NEOs is paramount to EPAM successfully achieving its operational goals and long-term shareholder value creation.

We use a mix of short-term compensation, in the form of base salaries and annual cash incentive payments, and long-term compensation, in the form of equity-based awards, as the total compensation structure to meet these objectives. Our NEOs may also participate in retirement and/or health benefits available to employees generally. This compensation program serves to complement the strong alignment our NEOs have with our stockholders because of the equity holdings our NEOs have in EPAM, and our stock ownership guidelines strengthen this alignment.

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Each of the components of our executive compensation program has its own objective and alignment with stockholder value creation, as set forth below.

	Component	Objective	Alignment with Stockholder Value Creation
Short-Term Compensation	Base Salary	Provide a base amount of fixed compensation to attract and retain highly qualified executives Reflects individual seniority, skills, prior experience, scope and responsibility	Salary levels and year-over-year increases set at appropriate, but generally conservative, levels to manage fixed pay
	Performance-based Cash Incentives	Reward executives for a combination of strong corporate performance and individual contributions to our success	Potential cash pool determined for all eligible employees, including NEOs, based on EPAM revenue and profitability. Annual awards for NEOs determined based on our operational and financial results as well as individual performance and collaboration
Long-Term Compensation	Equity Awards	Provide two types of equity vehicles to reward stock price appreciation and serve as a retention tool for highly qualified executive leadership Reward executives for long-term success	Ultimate value of equity awards based on sustained, long-term EPAM stock performance
Other Components	Benefits and Perquisites	Lack of special perquisites for executives promotes EPAM’s egalitarian approach and culture

EPAM does not provide supplemental executive perquisites or retirement benefits

EPAM provides its executives with broad-based, non-discriminatory benefit plans available to all employees to focus executive pay on incentive-based cash or equity compensation

Post-employment Compensation

Lack of pension plans, retiree benefits and other post-employment benefits keeps fixed compensation costs conservative

Beginning with 2021 grants, equity awards vest upon death or disability (100% in the case of two or more years of service, and 50% in case of less than 2 years of service)

No pre-set severance terms or employment agreements

Double-trigger change of control requirements for acceleration of unvested equity awards

Equity vesting in death or disability intended to provide programmatic vesting of equity in limited circumstances to minimize need for Committee discretion

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2020 Compensation Components

The graphics below show the components of our CEO’s and other NEOs’ compensation relative to each other. As these charts demonstrate, a substantial amount of our CEO’s and other NEOs’ overall compensation for 2020 has value linked to the long-term stock performance of EPAM. This underscores our dedication to ensuring our executives’ interests align with those of our stockholders.

CEO	Other Named Executive Officers (Average)
CEO 13% Fixed Pay 17% Annual Performance Cash Incentive 13% Salary 35% Option Awards 35% Time-Based Stock Awards 87% Variable Pay	Other Named Executive Officers (Average) 21% Fixed Pay 20% Annual Performance Cash Incentive 21% Salary 29% Option awards 29% Time-Based Stock Awards 79% Variable Pay

Compensation-Setting Process

Role of the Board and Compensation Committee

The Compensation Committee of the Board is responsible for developing, implementing and administering our executive compensation policies, including salaries and cash incentive compensation, and making recommendations for executives with respect to equity incentive compensation. In considering and making executive compensation decisions, the Compensation Committee retains the services of an independent executive compensation consultant, Pay Governance LLC (“Pay Governance”). The Compensation Committee consists entirely of independent directors pursuant to applicable NYSE rules.

The Compensation Committee operates under a written charter adopted by the Compensation Committee and approved by the Board. The authority of the Compensation Committee pursuant to the terms of its charter is described in “Corporate Governance – Committees of the Board – Compensation Committee” and the charter is available on the “About – Investors – Leadership & Governance – Governing Documents” section of our website at http://investors.epam.com/investors/leadership-and-governance/documents. Pursuant to its charter, the Compensation Committee may delegate authority when it deems appropriate and in the best interests of EPAM, including the authority to grant stock rights or options to any person other than an “officer” within the meaning of Section 16 of the Exchange Act under EPAM’s incentive compensation or other equity-based plans. Based on this authority, the Compensation Committee has delegated to our CEO and our Chief People Officer the authority to make equity grants to employees other than our Section 16 “officers” and certain key senior management personnel from a preauthorized pool of shares for such grants, subject to certain limitations. The Board approves equity incentive compensation for our NEOs on the recommendation of the Compensation Committee.

The Compensation Committee determines the appropriate amount and mix of compensation for each NEO taking into account the recommendations of our CEO and Chief People Officer (except as to themselves) and the advice and analyses provided by its compensation consultant. There is no pre-established formula to determine the total compensation of any NEO. Each member of our executive team has a target cash incentive amount set each year by the Compensation Committee, and the amount of each individual award is determined using a formula that weights corporate performance more heavily than individual contributions, using recommendations of our CEO and Chief People Officer (other than for themselves). For equity-based incentive compensation, the timing, value and form of awards under our equity-based plans are made at the discretion of the Board based on recommendations of our CEO and Chief People Officer (except as to themselves) and the Compensation Committee.

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Role of Management

Mr. Dobkin, as CEO, and Mr. Solomon, as Chief People Officer, provide substantial input in determining compensation paid to our NEOs (other than their own). The Compensation Committee meets periodically with Mr. Dobkin and Mr. Solomon to address executive compensation matters, including the rationale for our compensation programs and the effectiveness and market relevancy of the programs in achieving our compensation objectives. As part of our normal annual process, Mr. Dobkin and Mr. Solomon review with the Compensation Committee the performance of the NEOs (other than themselves) and recommend to the Compensation Committee changes in base salary, cash incentives and equity awards for each other NEO and other members of the senior management team. Based on this process, the Compensation Committee determines and approves base salary adjustments and cash incentive and recommends to the full Board for approval equity grants for NEOs other than the CEO. For Mr. Dobkin, our Lead Independent Director solicits input from all members of the Board regarding the CEO’s performance and shares consolidated insights with the Compensation Committee. The Compensation Committee evaluates the CEO’s performance, taking into account company performance and individual subjective and objective criteria such as leadership, business planning, financial results, succession planning, human resources, compliance, and board interface. The Compensation Committee’s evaluation informs its decisions as to Mr. Dobkin’s base salary increase and cash incentive, and its recommendation as to equity compensation, which is subsequently approved by the Board. Neither Mr. Dobkin nor Mr. Solomon is present at the portion of such meetings where the Compensation Committee or the Board reviews his compensation.

Role of the Compensation Consultant

The Compensation Committee has used the services of Pay Governance as its independent compensation consultant each year since 2012. At the Compensation Committee’s request during 2020, Pay Governance prepared analyses and reports on market pay for named executive officers, a competitive review of peer company share usage and dilution, peer group composition, and information on trends and policies relating to compensation. In addition, Pay Governance provided advice on the Compensation Discussion and Analysis included in this Proxy Statement. Pay Governance attends meetings as appropriate at the invitation of the Compensation Committee and meets with our management from time to time to collect compensation data and information about the business. To ensure the independence of Pay Governance, the Compensation Committee annually reviews its work, fees and relationship. During 2020, Pay Governance did not perform any other services for EPAM or any of its affiliates and the Compensation Committee concluded that there was no conflict of interest within the meaning of Section 10C-1 of the Exchange Act affecting Pay Governance’s independence.

Factors Considered in Determining Compensation

We do not typically enter into formal employment or consultancy, change of control or other similar agreements with our executives or other employees (except to the extent required by law), although we provide offer letters for onboarding executives and other employees. We believe in mutual trust, loyalty and commitment between EPAM and our NEOs, and that employment agreements are not necessary to achieve our goals and meet our NEOs’ needs. We believe that this assertion is supported by the long tenure of several of our NEOs and our success in adding new executives to our leadership team.

The Compensation Committee reviews executive compensation levels for the NEOs annually to ensure that they remain competitive, overall, within our industry. The Committee reviews tally sheets for all executive officers in connection with its review of total compensation and annual compensation decisions made in the first quarter of each year. The tally sheets summarize historical and current compensation for each member of management. The Compensation Committee believes that tally sheets are a useful reference tool as it considers changes to compensation and retention of key leaders.

The overall value of the compensation package for each NEO is determined by the Compensation Committee in consultation with the CEO and Chief People Officer (other than as to themselves). In these consultations, the Compensation Committee, CEO and Chief People Officer consider the overall performance of EPAM, as well as subjective factors including the individual performance of the other NEOs and their contributions to EPAM achievements. The Compensation Committee also considers information provided by Pay Governance in making its compensation decisions.

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In 2013, we developed a compensation peer group to help understand pay levels, pay design and policies for similarly sized publicly traded companies. In developing and changing the composition of this peer group over time, we have focused on technology companies of similar revenue and market cap size to EPAM that also generally have strong historical revenue growth rates and significant international operations, since there are relatively few direct competitors of similar size to EPAM. The list for the most recent year (see box to the right) is subject to change from time to time depending on the availability of the companies’ data and the continued appropriateness of the companies in terms of the factors described above and other factors. The Compensation Committee reviews the criteria, adjusts, if appropriate, and confirms the companies to be included in the peer group annually.

    Compensation Peer Group

Akamai Technologies, Inc.

Autodesk, Inc.

Blackbaud, Inc.

Fortinet, Inc.

Open Text Corporation

Pegasystems, Inc.

Science Applications Int’l Corp.

ServiceNow, Inc.

  SS&C Technologies Holdings, Inc.

Splunk Inc.

Synopsys, Inc.

Teradata Corporation

Verint Systems, Inc.

Virtusa Corporation

The Compensation Committee and management use peer group information to better understand the external marketplace; however, industry peer information is not the only factor used to determine executive pay levels. The Compensation Committee and our management consider multiple factors including experience, contribution, internal equity, and past compensation in addition to the peer group information.

Elements of Compensation

The fundamental elements of our compensation program are base salary, short-term cash incentive awards, long-term equity incentives and other broad-based benefits. Although we expect these to remain the elements of our compensation program going forward, the relative weighting of each element and specific plan and award designs may evolve. We have selected these elements as the principal components of our executive compensation program because we have found them to be effective in recruiting, retaining and motivating our NEOs within the context of our business and operating environment.

Each NEO’s compensation package is individually tailored and is intended to encourage executive performance that supports our organizational strategy, while at the same time remaining aligned with our compensation philosophy and the components described above. The Compensation Committee and the Board continue to evaluate the compensation components, the mix of long- and short-term compensation, and decision-making processes for cash incentives and equity awards to ensure we are motivating our leadership and rewarding performance and creation of stockholder value. The Compensation Committee and the Board may make changes to our compensation setting processes or the criteria for our NEOs to receive certain elements of compensation in 2021 or future years.

Base Salary

Base salary is used to attract and retain our NEOs. Base salaries are determined using comparisons with industry peers and other relevant factors including the seniority of the executive, the functional role of the position, the executive’s unique skills and prior experience, the executive’s responsibility level, and other subjective performance criteria for each executive. Base salaries are reviewed annually, taking into account the above factors and information provided by Pay Governance. Base salaries were increased to a competitive level that is also consistent with our overall compensation approach of rewarding results by maintaining a ratio of fixed versus variable compensation that is consistent with prior years and heavily weighted towards performance-based variable compensation. In light of the business and economic uncertainty stemming from the COVID-19 pandemic, our NEOs agreed to suspend a portion of their base salary during all of the second quarter and a portion of the third quarter. Subsequently, each NEO was made whole for the portion of the 2020 base salary he agreed to suspend. The Compensation Committee approved these voluntary reductions and reviewed the status at several special meetings held during the year. In addition, planned annual base salary raises that had been postponed during the first half of the year were instituted late in the third quarter with retroactive effect to the beginning of such quarter.

Short-Term Cash Incentive Awards

Short-term cash incentive awards are intended to be a meaningful component of our NEOs’ total compensation package. In 2020, the Committee again used a senior management incentive framework that is designed to reward executives for achieving short-term (annual) performance goals, taking corporate performance and, to a lesser extent, individual performance into account. However, in light of the unprecedented global events of 2020 and the Company’s strong

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performance in spite of these events, the Committee considered several options to ensure an appropriate pool of funding for short-term cash incentives was available for the executive team and the broad base of employees worldwide.

Under this framework, the Compensation Committee approves:

◾	corporate performance measures and goals;

◾	the aggregate funding level, based on EPAM’s revenue and profitability performance for the year, and taking into account management’s recommendation for any adjustments based on structured judgment;

◾	individual annual cash incentive targets for the NEOs; and

◾	actual annual cash incentive awards for each NEO.

Our CEO and Chief People Officer provide recommendations as to the other NEOs’ annual targets and individual performance component of actual awards.

The framework provides that a broad-based cash incentive compensation pool is funded for all eligible employees (including our NEOs), based on EPAM’s revenue and adjusted income from operations results for the year. The Compensation Committee, based on management’s proposal, approves the total funding of incentive compensation available in this broad-based pool for all annual performance awards and other cash bonuses that are awarded to EPAM personnel throughout the year for various reasons.

For funding the 2020 broad-based pool, the funding methodology (as initially adopted in February 2020) focused equally on revenue growth and profitability as measured by adjusted income from operations (taking into account 2020 performance bonuses). In setting the revenue and profitability ranges and targets used for bonus pool funding, the Compensation Committee considered EPAM’s publicly disclosed earnings guidance, market forces on the industry and macro-economic factors. At the time the Compensation Committee set the ranges during the first quarter of 2020, the Compensation Committee believed that the ranges, targets and funding formula set appropriately challenging, incentivizing and attractive goals that align corporate and investor interests. The following table sets forth the range, target and actual 2020 results for each element.

Measure	Range for incentive pool funding	Target for 100% funding	Actual 2020 results

Revenue growth (year over year)	15% - 35%	23.3%	15.9%
Adjusted income from operations (as a percentage of revenue)*	13% - 19.5%	16.8%	17.3%
*	Adjusted income from operations is a non-GAAP financial measure. Refer to “Appendix A: Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures” for additional information.

A strict application of the revenue and profitability measures set prior to the global events of 2020 and significant regional events in geographies where we have material operations resulted in a 72% funding multiplier, which the Compensation Committee and the Board determined was not commensurate with EPAM’s adaptive response to the COVID-19 pandemic and sustained political and civil discord in some of its major geographic locations. Based on this determination that funding the incentive pool according to formulaic precedent without adjustment would not appropriately recognize the strong corporate performance, total shareholder return, and resiliency of EPAM’s people while navigating unprecedented challenges, the Compensation Committee directed management to prepare a resiliency scorecard with self-assessments in five key areas. In January 2021, the executive team presented its assessment of 2020 performance in the following qualitative business resiliency scorecard to guide potential upward discretion of the Compensation Committee in determining the 2020 cash incentive compensation pool.

Qualitative Business Resilience Scorecard

Our management assessed EPAM’s performance in the resilience categories set forth in the following table against a scale ranging from “Well Below” to “Well Above.” The Compensation Committee used its structured judgment to evaluate that self-assessment and make final determinations regarding EPAM’s responses in the resilience categories during 2020.

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Resilience Category	Representative Elements of Category	Actual Results
People and Safety

◾ Transition all corporate and delivery personnel to remote working platforms in one week or less

◾ Update EPAM digital platforms to obtain and provide information related to pandemic, remote work, and employee safety and productivity

◾ Create training modules for transition to remote working conditions

◾ Develop return-to-office team and protocols

Well Above
Customer Relations

◾ Manage cash position and collections

◾ Introduce products and solutions for contact tracing, personal protective equipment, and social distancing

◾ Build significant new client relationships and engage new projects

◾ Integrate customer hardware and software needs for remote delivery

Well Above
Strategic Development	◾ Execute on planned and opportunistic investments and acquisitions	Meets Expectations
Execution of Adaptive Strategy	◾ Suspend and later reinstate salary increases ◾ Pay stipends for remote working expenses ◾ Frequently monitor and enhance utilization ◾ Activate existing remote working infrastructure	Well Above
Stockholder Relations	◾ Communicate strategy and results ◾ Expand total stockholder return on absolute and relative-to-peers basis	Well Above

After considering EPAM’s 2020 operating results, strong total shareholder return, and its performance during an extraordinary year as detailed in the business resiliency scorecard, the Compensation Committee approved a 101% funding level for eligible EPAM employees, including executive annual incentives, and annual and special incentive awards to eligible EPAM employees.

Actual cash incentives paid to our NEOs are based 65% on corporate performance (using the funding level described above as the multiplier) and 35% on individual contributions to EPAM’s success. For the individual performance component, the Compensation Committee reviews each executive’s performance with Mr. Dobkin and Mr. Solomon (except their own) and determines the appropriate level of achievement.

2020 target cash incentive award levels for each NEO, the maximum cash incentive award, and the actual 2020 cash incentive award is set forth in the table below.

	2020 cash incentive target ($)	2020 cash incentive maximum ($)	2020 cash incentive award – actual ($)	Payout as a percentage of target (%)

Arkadiy Dobkin	$812,500	$1,625,000	$821,000	101%

Jason Peterson	$400,000	$800,000	$420,000	105%

Balazs Fejes	$400,000	$800,000	$425,000	106%

Viktar Dvorkin	$300,000	$600,000	$320,000	107%
Larry Solomon	$300,000	$600,000	$320,000	107%

The overall incentive pool for 2021 is expected to be funded based substantially on the same framework, using revenue growth and adjusted income from operations as the determinative measures, with the potential for discretionary

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adjustments if management so recommends and the Compensation Committee agrees. After evaluating the framework’s application for 2020, the Committee also agreed to make minor changes to address market volatility, including expanded ranges of revenue and profitability outcomes. NEO cash incentive awards are also expected to be determined applying the same split of corporate and individual performance factors.

Long Term Equity Incentives

Our NEOs receive long-term equity-based awards in the form of stock options and restricted stock units under EPAM’s 2015 Long Term Incentive Plan (the “2015 Plan”). These awards provide our NEOs with a personal financial interest in EPAM’s success through stock ownership, aligning their interests with that of our stockholders. Stock-based awards also enhance their long-term commitment to EPAM’s building of shareholder value, as the potential realized value of the awards is determined by stock price appreciation from the date of grant. These equity awards generally occur in the first quarter of each year and vest in equal annual installments over a four-year period commencing on the grant date. In addition to annual grants of equity-based awards, awards under the 2015 Plan may be made in connection with the start of employment, or to reward an extraordinary contribution to EPAM’s success at another “off-cycle” time.

EPAM’s Board, taking the recommendation of the Compensation Committee into consideration, approves awards of long-term equity incentives to our NEOs annually based on our performance and consideration of individual performance. The amounts of each 2020 grant were similar to prior years, with adjustments to reflect corporate and individual performance. In addition, Mr. Dobkin’s equity award reinforces the alignment of our CEO’s interests with those of our stockholders, as the Board determined that Mr. Dobkin’s demonstrated commitment to delivering stockholder value, and his responsibility as CEO to manage and drive overall company performance, is strengthened by linking a portion of his overall compensation to the performance of EPAM’s stock.

Annual incentive awards to our NEOs typically consist of restricted stock units up to $100,000, stock options up to $200,000, and 50% stock options and 50% restricted stock units over $200,000, in each case based on grant date fair value of the awards. The Compensation Committee has determined and recommended to the Board that this mix of equity award types aligns with EPAM’s philosophy to retain and incentivize our NEOs and reward absolute long-term stock appreciation. Through service-based vesting and forfeiture provisions included in our option and restricted stock unit award agreements, we believe that we provide an additional incentive to our leadership to act in furtherance of our long-term success and our stockholders’ interests.

Other Broad-based Employee Benefits

We provide retirement, health and other broad-based benefits as another component of our overall compensation scheme. We have established a 401(k) retirement plan, which is a tax-qualified self-funded retirement plan, in which our U.S. employees, including our U.S.-based NEOs, may participate. Under this plan, employees may elect to defer their current compensation up to the statutory limit. We provide discretionary matching contributions to the plan equal to 100% of the employee’s contribution up to 2% of the employee’s eligible compensation, and 50% matching on the next 4% of eligible compensation contributed.

We currently make available to our U.S. employees, including our U.S.-based NEOs, group health insurance (including medical, dental and vision), long- and short-term disability, group life, AD&D and paid time off. Mr. Fejes receives statutory benefits required by Swiss law.

We do not maintain any defined benefit pension plans or any nonqualified deferred compensation plans.

We do not provide any perquisites to our NEOs because we believe that our compensation objectives are better achieved through the compensation elements described above.

Other Employment Arrangements

Our normal practice is to issue employment offer letters in connection with new hires, including at the executive officer level. These offer letters describe basic terms of employment, including initial compensation levels and equity awards granted at the time of hire, if any. There are no currently effective employment offer letters or employment agreements with our named executive officers other than Mr. Fejes, who has an employment agreement with our Swiss subsidiary as required by Swiss law.

Compensation Risk Assessment

Our management team has reviewed our compensation policies and practices for all our employees with the Compensation Committee. This risk assessment is performed annually, led by our Chief People Officer with input from

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other stakeholders, and comprises a detailed review of each compensation and incentive program, including the participants, funding, types of awards and criteria on which awards under these programs are made. The Compensation Committee has determined, based on this review, that our compensation policies, practices, plans and programs are not reasonably likely to have a material adverse effect on EPAM. The Compensation Committee determined that for all employees, including our NEOs, our compensation programs do not encourage excessive risk taking and instead encourage behaviors that support sustainable value creation for our stockholders. Our Board concurred with all of the Compensation Committee’s determinations with respect to risks associated with our compensation programs.

Tax Deductibility

Section 162(m) of the Internal Revenue Code generally does not allow a tax deduction to public companies for compensation paid to certain executive officers in one calendar year over $1 million per executive. Prior to the Tax Cuts and Jobs Act of 2017, compensation based solely on the attainment of one or more pre-established objective performance goals (subject to meeting certain other requirements) was exempt from this limit; however, the exemption for performance-based compensation has now been repealed, effective for taxable years beginning after December 31, 2017, subject to transition relief for certain “grandfathered” arrangements in place as of November 2, 2017. The Compensation Committee continues to have the flexibility to pay nondeductible compensation if it believes it is in EPAM’s best interests.

Stock Ownership Guidelines, Prohibition on Hedging or Pledging EPAM Stock, and Clawback Policy

Our stock ownership guidelines apply to executive officers, directors, and certain other key EPAM personnel. Our Chief Executive Officer is required to own shares of EPAM Common Stock with a value equal to 10 times his base salary, and Mr. Dobkin complies with this guideline, as evidenced by his significant beneficial ownership of EPAM’s Common Stock as set forth under “Security Ownership of Certain Beneficial Owners and Management.” Other executive officers of EPAM (including our NEOs) must own shares of our Common Stock valued at two times his or her base salary. Certain other key EPAM personnel each must own shares of our Common Stock with a value equal to one and one-half times his or her base salary. In addition, directors are required to own shares of our Common Stock with a value equal to 10 times their annual cash retainer. Our CEO’s stock ownership guideline was effective immediately in 2015, and all other individuals are required to satisfy the stock ownership guidelines within five years from the date he or she becomes subject to the guidelines. Notwithstanding that grace period, all of our NEOs and 88% of our non-employee directors currently meet or exceed the guidelines. Also, as described earlier, we maintain policies that prohibit our employees and directors from pledging EPAM stock or engaging in activities considered to be hedging of our stock.

Our clawback policy, administered by the Compensation Committee, provides that all performance-based compensation made to executive officers may be subject to recoupment, or “clawback,” if the Compensation Committee determines that intentional misconduct or gross negligence of an executive officer was a material contributing factor to EPAM being required to undertake a material restatement of its financial statements filed with the SEC.

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Summary Compensation Table

The following table sets forth information regarding the compensation of our NEOs for services rendered to us in all capacities for 2020, 2019, and 2018.

Name and principal position	Year	Salary ($)		Bonus ($)	Stock awards ($) (1)	Option awards ($) (1)	Non-equity incentive plan compensation ($)		All other compensation ($)	Total ($)

Arkadiy Dobkin, President and Chief Executive Officer	2020	$625,000			$1,625,078	$1,625,830	$821,000			$4,696,908
	2019	$587,500		—	$1,490,712	$1,437,408	$810,000			$4,325,619
	2018	$537,500		—	$1,215,282	$1,250,006	$784,000			$3,786,788

Jason Peterson, Senior Vice President, Chief Financial Officer and Treasurer	2020	$420,000			$624,903	$624,993	$420,000			$2,089,896
	2019	$390,000		—	$518,553	$499,960	$400,000			$1,808,512
	2018	$357,500		—	$364,551	$375,002	$325,000			$1,422,053

Balazs Fejes, President of EU and APAC Markets	2020	$448,949	(2)		$624,903	$624,993	$425,000	(2)		$2,123,845
	2019	$393,136	(2)	—	$596,352	$574,950	$400,000	(2)		$1,964,439
	2018	$366,710	(2)	—	$486,068	$500,002	$425,000	(2)		$1,777,780

Viktar Dvorkin, Senior Vice President, Head of Global Delivery	2020	$360,000			$475,042	$475,010	$320,000			$1,630,052
	2019	$337,500		—	$440,753	$424,969	$320,000			$1,523,222
	2018	$293,750		—	$364,551	$375,002	$340,000			$1,373,303

Larry Solomon, Senior Vice President and Chief People Officer	2020	$360,000			$475,042	$475,010	$320,000			$1,630,052
	2019	$341,250		—	$440,753	$424,969	$300,000			$1,506,972
	2018	$311,250		—	$364,551	$375,002	$310,000			$1,360,803
(1)

The amounts in these columns represent the aggregate grant date fair value of the restricted stock unit and option awards granted to our named executive officers in the years provided, computed in accordance with FASB ASC Topic 718 and excluding the effect of estimated forfeitures. We provide information regarding the assumptions used to calculate the value of these stock-based compensation awards in Note 12 to the audited consolidated financial statements included in our 2020 Annual Report on Form 10-K. There can be no assurance that these awards will vest or will be exercised (in which case no value will be realized by the individual), or that the value upon vesting or exercise, as applicable, will approximate the aggregate grant date fair value.

(2)

Mr. Fejes’ cash compensation is paid in Swiss francs and Hungarian forints. For 2020, 2019, and 2018, respectively, the applicable exchange rates used were $1.06, $1.01, and $1.02 per Swiss franc, and $0.0032, $0.0035, and $0.0037 per Hungarian forint, based on the average exchange rates from oanda.com.

2021 Proxy Statement 39

  Executive Compensation

Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards to our NEOs for the year ended December 31, 2020.

	Grant date	Award approval date (1)	Estimated future payouts under non-equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards (2)
Name			Threshold ($)	Target ($)	Maximum ($)

Arkadiy Dobkin	2/11/2020	2/11/2020	—	$812,500	$1,625,000

	3/27/2020	2/12/2020					25,289	$175.22	$1,625,830

	3/27/2020	2/12/2020				7,851			$1,625,078

Jason Peterson	2/11/2020	2/11/2020	—	$400,000	$800,000

	3/27/2020	2/12/2020					9,726	$175.22	$ 624,993

	3/27/2020	2/12/2020				3,019			$ 624,903

Balazs Fejes	2/11/2020	2/11/2020	—	$400,000	$800,000

	3/27/2020	2/12/2020					9,726	$175.22	$ 624,993

	3/27/2020	2/12/2020				3,019			$ 624,903

Viktar Dvorkin	2/11/2020	2/11/2020	—	$300,000	$600,000

	3/27/2020	2/12/2020					7,392	$175.22	$ 475,010

	3/27/2020	2/12/2020				2,295			$ 475,042

Larry Solomon	2/11/2020	2/11/2020	—	$300,000	$600,000

	3/27/2020	2/12/2020					7,392	$175.22	$ 475,010
	3/27/2020	2/12/2020				2,295			$ 475,042
(1)

Our Board of Directors approved the grants of stock options and restricted stock units to our named executive officers at its meeting on February 12, 2020. The Compensation Committee approved non-equity incentive plan award targets for our named executive officers at a meeting held on February 11, 2020.

(2)

The amounts in this column represent the aggregate grant date fair value of the restricted stock unit and option awards granted to our named executive officers in 2020, computed in accordance with FASB ASC Topic 718 and excluding the effect of estimated forfeitures. We provide information regarding the assumptions used to calculate the value of these stock-based compensation awards in Note 12 to the audited consolidated financial statements included in our 2020 Annual Report on Form 10-K. There can be no assurance that these awards will vest or will be exercised (in which case no value will be realized by the individual), or that the value upon vesting or exercise, as applicable, will approximate the aggregate grant date fair value.

40 2021 Proxy Statement

  Executive Compensation

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the holdings of stock options and stock awards that remained outstanding as of December 31, 2020 for each of our NEOs.

	Option awards						Stock awards

Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested (#) (1)
(a)	(b)		(c)		(e)	(f)	(g)		(h)

Arkadiy Dobkin	80,000				$32.08	3/31/2024

	50,000				$61.38	3/23/2025

	41,026	(2)			$70.52	3/25/2026

	29,696	(3)	9,898	(3)	$73.27	3/24/2027

	14,415	(4)	14,415	(4)	$112.62	3/23/2028

	5,684	(5)	17,049	(5)	$169.13	3/29/2029

			25,289	(6)	$175.22	3/27/2030

							23,328	(9)	$8,359,589

Jason Peterson	6,082	(7)	2,934	(7)	$74.44	4/5/2027

	4,934	(7)	3,423	(7)	$74.44	4/5/2027

	2,021	(4)	4,324	(4)	$112.62	3/23/2028

	1,977	(5)	5,930	(5)	$169.13	3/29/2029

			9,726	(6)	$175.22	3/27/2030

							9,118	(10)	$3,267,435.3

Balazs Fejes	20,000				$61.38	3/23/2025

	18,462	(2)		(2)	$70.52	3/25/2026

	13,363	(3)	4,454	(3)	$73.27	3/24/2027

	5,766	(4)	5,766	(4)	$112.62	3/23/2028

	2,274		6,819	(5)	$169.13	3/29/2029

			9,726	(6)	$175.22	3/27/2030

							9,383	(9)	$3,362,398

Viktar Dvorkin	7,200				$23.04	5/24/2023

	20,000				$32.08	3/31/2024

	18,000				$61.38	3/23/2025

	10,000	(2)	3,333	(2)	$70.52	3/25/2026

	6,434	(3)	6,434	(3)	$73.27	3/24/2027

	2,163	(4)	6,486	(4)	$112.62	3/23/2028

			6,721	(5)	$169.13	3/29/2029

			7,392	(6)	$175.22	3/27/2030

							6,995	(10)	$2,506,658

Larry Solomon	2,881	(8)			$64.63	10/17/2026

	8,909	(3)	2,969	(3)	$73.27	3/24/2027

	4,325	(4)	4,424	(4)	$112.62	3/23/2028

	1,681		5,040	(5)	$169.13	3/29/2029

			7,392	(6)	$175.22	3/27/2030
							6,908	(11)	$2,475,482
(1)	The closing market price of our Common Stock on the NYSE on December 31, 2020 was $358.35.

(2)	The option became exercisable as to 25% of the total grant on each of March 25, 2017, 2018, 2019 and 2020.

2021 Proxy Statement 41

  Executive Compensation

(3)	The option became exercisable as to 25% of the total grant on each of March 24, 2018, 2019 and 2020 and will become exercisable as to 25% of the total grant on March 24, 2021.

(4)	The option became exercisable as to 25% of the total grant on each of March 23, 2019 and 2020 and will become exercisable as to 25% of the total grant on each of March 23, 2021 and 2022.

(5)	The option became exercisable as to 25% of the total grant on March 29, 2020 and will become exercisable as to 25% of the total grant on each of March 29, 2021, 2022 and 2023.

(6)	The option becomes exercisable as to 25% of the total grant on March 27, 2021 and will become exercisable as to 25% of the total grant on each of March 29, 2022, 2023 and 2024.

(7)	The option became exercisable as to 25% of the total grant on each of April 5, 2018, 2019 and 2020 and will become exercisable as to 25% of the total grant on April 5, 2021.

(8)	The option became exercisable as to 25% of the total grant on each of October 17, 2017, 2018, 2019 and 2020.

(9)

Represents restricted stock units awarded in 2017 that are scheduled to vest as to 25% of the shares on March 24, 2021; restricted stock units awarded in 2018 that are scheduled to vest as to 25% of the shares on each of March 23, 2021 and 2022; restricted stock units awarded in 2019 that are scheduled to vest as to 25% of the shares on each of March 29, 2021, 2022 and 2023; and restricted stock units awarded in 2020 that are scheduled to vest as to 25% of the shares on each of March 27, 2021, 2022, 2023, and 2024.

(10)

Represents restricted stock units awarded in 2017 that are scheduled to vest as to 25% of the shares on April 5, 2021; restricted stock units awarded in 2018 that are scheduled to vest as to 25% of the shares on each of March 23, 2021 and 2022; restricted stock units awarded in 2019 that are scheduled to vest as to 25% of the shares on each of March 29, 2021, 2022 and 2023; and restricted stock units awarded in 2020 that are scheduled to vest as to 25% of the shares on each of March 27, 2021, 2022, 2023, and 2024.

(11)

Includes restricted stock units awarded in 2017 that are scheduled to vest as to 25% of the shares on March 24, 2021; restricted stock units awarded in 2018 that are scheduled to vest as to 25% of the shares on each of March 23, 2021 and 2022; restricted stock units awarded in 2019 that are scheduled to vest as to 25% of the shares on each of March 29, 2021, 2022 and 2023; and restricted stock units awarded in 2020 that are scheduled to vest as to 25% of the shares on each of March 27, 2021, 2022, 2023, and 2024.

Options Exercised and Stock Vested

The following table sets forth information regarding the exercise of stock options and shares acquired upon vesting of stock awards by our NEOs during the year ended December 31, 2020.

	Option awards		Stock awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($) (1)	Number of shares acquired on vesting (#) (2)	Value realized on vesting ($) (3)

Arkadiy Dobkin			12,066	$2,104,856

Jason Peterson	8,710	$2,675,353	3,760	$623,183

Balazs Fejes	66,800	$18,987,400	5,185	$905,283

Viktar Dvorkin	21,200	$5,396,957	3,789	$661,360
Larry Solomon	4,322	$1,417,358	3,424	$758,838
(1)	Represents the weighted average sale price of shares acquired on exercise of options during 2020. All options reflected were sold via cashless exercise.

(2)	Represents gross number of shares acquired on vesting. EPAM’s practice is to withhold shares to satisfy the tax withholding requirement arising from the vesting of restricted stock units.

(3)	Calculated based on the closing market price of EPAM common stock on the vesting dates.

Potential Payments on Termination and Change of Control

As discussed above under “Narrative Disclosure Relating to Summary Compensation Table and Grants of Plan-Based Awards Table,” we do not have a formal severance plan or similar arrangement that provides our NEOs (or other employees) with cash severance, equity acceleration, or other payments in connection with a termination of his or her employment with EPAM (except due to death or disability) or a change of control of EPAM. In addition, EPAM does not provide excise tax gross-ups to any of our NEOs, and the 2015 Plan expressly prohibits us from providing such gross-ups.

42 2021 Proxy Statement

  Executive Compensation

Treatment of Equity Awards in Termination and Change of Control Situations

Equity awards granted to our NEOs under our 2012 Long Term Incentive Plan (the “2012 Plan”), under which awards were made until June 2015, and under the 2015 Plan, under which awards have been made beginning in July 2015, may forfeit or accelerate in certain circumstances relating to termination of employment or change of control as follows:

◾	Upon a termination of service for cause, any unvested restricted stock units and any unexercised portion of the option (both vested and unvested) forfeit as of the termination date.

◾

For awards granted prior to 2021, upon a termination of service due to death or disability, any unvested restricted stock units and any unvested portion of the option forfeit as of the termination date. Any vested portion of the option will remain exercisable until the earlier of one year following the termination date and the expiration date of the option, unless the Compensation Committee determines that the option should be exercisable to some greater extent or remain exercisable for some longer period (but not after the tenth anniversary of the grant date). All or a portion of equity awards granted to our NEOs in 2021 will vest upon the death or disability of the NEO, depending on years of service at the time of death or disability.

◾

Upon a termination of service by EPAM (or an affiliate) without cause, or by the executive for good reason, in each case within two years after a change of control for option awards under the 2012 Plan or within one year after a change of control for awards under the 2015 Plan, the unvested portion of the option will vest in full, and the option will remain exercisable until the earlier of 90 days after the termination date and the expiration date of the option.

◾

Restricted stock units awarded to our executives provide for “double-trigger” accelerated vesting upon a change of control, such that outstanding unvested awards will only accelerate upon a termination of employment by EPAM (or an affiliate) without cause, or by the executive for good reason.

◾

Upon termination of service for any other reason, any unvested restricted stock units and any unvested portion of the option forfeit as of the termination date. Any vested portion of the option will remain exercisable until the earlier of 90 days following the termination date and the expiration date of the option, unless the Compensation Committee determines that the option should be exercisable to some greater extent or remain exercisable for some longer period (but not after the tenth anniversary of the grant date).

The following table sets forth the estimated value of the acceleration of unvested equity awards held by each of our named executive officers assuming a termination of service by EPAM or an affiliate without cause or by the NEO for good reason, assuming that such termination occurred on December 31, 2020 and within two years following a change of control for awards made under the 2012 Plan, and within one year following a change of control for awards made under the 2015 Plan.

Name	Value of accelerated unvested stock options upon qualifying termination after change of control (1)	Value of accelerated unvested restricted stock units upon qualifying termination after change of control (2)	Total

Arkadiy Dobkin	$14,221,106	$8,359,589	$22,580,695

Jason Peterson	$5,770,549	$2,546,435	$8,316,985

Balazs Fejes	$5,758,039	$3,362,398	$9,120,437

Viktar Dvorkin	$4,287,005	$2,506,658	$6,793,663
Larry Solomon	$4,216,305	$2,475,482	$6,691,787
(1)

The value associated with the acceleration of outstanding stock options is based on the closing market price of a share of our Common Stock as of December 31, 2020 ($358.35) minus the applicable exercise price.

(2)	The value associated with the acceleration of eligible unvested restricted stock units is based on the closing market price of a share of our Common Stock as of December 31, 2020 ($358.35).

2021 Proxy Statement 43

2020 Pay Ratio Disclosure

Pay Ratio

In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2020:

◾	the median of the annual total compensation of all our employees (other than our Chief Executive Officer) was $24,400;

◾	the annual total compensation of Chief Executive Officer was $4,696,908; and

◾	the ratio of these two amounts was 192 to 1.

Methodology for Identifying Our “Median Employee”

Employee Population

We first identified the median employee in 2017. There was no change in our employee population or employee compensation arrangements that we reasonably believe would have resulted in a significant change to or otherwise significantly impact our pay ratio disclosure, so we continued to use the same median employee in every Proxy Statement since 2017. Under the Pay Ratio Rule, we need to identify a new median employee for this Proxy Statement.

To identify the median employee, we first identified our total employee population from which we determined our “median employee” and then identified the median of the annual total compensation of all of our employees (other than our Chief Executive Officer). We determined that, as of December 31, 2020, our employee population consisted of approximately 41,150 individuals (of which approximately 6.7% were located in the United States and 93.3% were located in jurisdictions outside the United States). Our employee population consisted of full-time, part-time and temporary employees, and certain of our contractors were required to be included in our employee population under the Pay Ratio Rule, as described in more detail below.

At December 31, 2020, 36,737, or 89%, of our total employee population were revenue generating delivery personnel. A breakdown of our major geographic concentrations of these delivery personnel is set forth below.

Country	Number of Delivery Personnel	Percentage of Total Delivery Personnel

Belarus	9,638	26.2%

Ukraine	9,115	24.8%

Russia	6,348	17.3%

United States	2,292	6.2%

India	2,052	5.5%

Poland	1,721	4.7%

Hungary	1,534	4.2%

Mexico	607	1.7%
China	534	1.5%

Included in the total employee population are employees who joined EPAM through acquisitions that were completed during 2020 for a total employee population of approximately 41,150 individuals, excluding our CEO.

Determining our Median Employee

To identify our median employee from our total employee population, we used a total cash compensation measure consistently applied to the entire population, which included base salary or wages and all cash bonuses paid in 2020, including regular annual bonuses paid in respect of the prior year’s performance, and any special bonuses paid in 2020. In making this determination, we annualized the compensation of our full-time employees who were hired in 2020 but did not work for us for the entire year. By consistently applying this compensation measure to all of our employees identified in the employee population, we identified 166 median employees with identical compensation. Out of that pool of employees, we then selected the employee with the most years of service with EPAM as the median employee. We did not make any cost-of-living adjustments in identifying our median employee.

44 2021 Proxy Statement

  2020 Pay Ratio Disclosure

Using the methodologies described above, we determined that our median employee was a full-time, salaried delivery professional in Belarus. The total cash compensation of the median employee for the 12-month period ending December 31, 2020, was $24,400.

Determination of Annual Total Compensation of our Median Employee and our CEO

Once we identified our median employee, we then calculated such employee’s annual total compensation for 2020 using the same methodology we used for purposes of determining the annual total compensation of our NEOs for 2020 (as set forth in the Summary Compensation Table included in this Proxy Statement). The cash bonus for the median employee was paid shortly before the date of this Proxy Statement and the median employee’s total compensation (including bonus) was paid in U.S. dollars. Our CEO’s annual total compensation for 2020 is equal to the amount reported in the “Total” column in the 2020 Summary Compensation Table.

We believe our pay ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. As SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, estimates and assumptions, our pay ratio may not be comparable with the pay ratios reported by other companies.

2021 Proxy Statement 45

Independent Registered Public Accounting Firm

The Audit Committee, which is composed entirely of independent directors, has selected Deloitte & Touche LLP, independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2021. Representatives from Deloitte & Touche LLP will be in attendance at the Annual Meeting to respond to any appropriate questions and will have the opportunity to make a statement, if they so desire.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Fees to Independent Registered Public Accounting Firm

The following table summarizes the fees incurred by Deloitte & Touche LLP and certain of its affiliates (collectively, the “Deloitte Entities”) and billed to us for each of the last two years for audit services, and billed to us in each of the last two years for audit related, tax and other services:

	2020	2019

	(in thousands)

Audit Fees	$3,081	$3,341

Audit-Related Fees	150	178

Tax Fees	528	438

All Other Fees	10	68
Total Fees	$3,769	$4,025

Audit Fees. Audit Fees consist of fees billed by Deloitte Entities for professional services rendered in connection with the integrated audit of our annual consolidated financial statements, reviews of condensed consolidated financial statements included in our quarterly Form 10-Q reports, consents issued in the current year, and foreign statutory audits.

Audit-Related Fees. Audit-Related Fees consist of fees billed for professional services rendered in connection with ISAE3402 audits.

Tax Fees. Tax Fees primarily consist of fees billed for professional services rendered in connection with transfer pricing studies and tax consulting services.

All Other Fees. All Other Fees consist of subscription fees and fees billed for trainings provided in the current year.

Pre-Approval of Services

In accordance with its charter and legal requirements, the Audit Committee is required to approve in advance all audit and permitted non-audit services performed by our independent registered public accounting firm. As permitted by our pre-approval policy, the Audit Committee has delegated to its Chair the authority to pre-approve audit and permitted non-audit services involving estimated fees of up to $100,000 to be provided by our independent registered public accounting firm; provided that the Chair then communicates such pre-approvals to the full Audit Committee at its next regularly scheduled meeting. The pre-approval policy also includes full Audit Committee pre-approval of certain categories of audit and permitted non-audit services, up to $100,000 in the aggregate per year for each particular category of service.

As part of its review, the Audit Committee considers whether any non-audit services will, or may potentially, impact the independence of our independent registered public accounting firm. The Audit Committee pre-approved all audit and non-audit services provided to EPAM by the Deloitte Entities in 2020 and 2019. None of the services described in the table above were exempt from the pre-approval requirement set forth in the SEC rules and regulations.

46 2021 Proxy Statement

Proposal 1: Election of Directors

We are soliciting proxies in favor of the re-election of the two director nominees identified below. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the director nominees named below to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2024.

If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that we do not currently anticipate, proxies will be voted for any nominee designated by the Board to fill the vacancy. As of the date of this Proxy Statement, the Board has no reason to believe that any person named below will be unable or unwilling to serve as a nominee or as a director, if elected.

Directors

Upon recommendation of the Nominating and Corporate Governance Committee, the Board has nominated each of Arkadiy Dobkin and Robert E. Segert for election as Class III directors at the Annual Meeting. These directors will hold office until the annual meeting of stockholders in 2024, or until their respective successors have been elected and qualified. The director nominees have consented to being named in this Proxy Statement as nominees for election as director and have agreed to serve as directors if elected. We did not pay a fee to any third party to identify or evaluate any potential nominees.

Please see the discussion under “Board of Directors” in this Proxy Statement for information concerning each of our nominees for director.

Vote Required

Directors are elected by a majority of the votes of the shares of our Common Stock cast in person or represented by proxy at the Annual Meeting and entitled to vote. Our bylaws contain procedures to be followed in the event that one or more Directors does not receive a majority of votes cast FOR his or her election at the Annual Meeting.

Recommendation

The Board recommends a vote FOR each of the director nominees as Class III directors.

2021 Proxy Statement 47

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has selected Deloitte & Touche LLP, an independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2021. In deciding to engage Deloitte & Touche LLP, the Audit Committee noted that there were no auditor independence issues raised with Deloitte & Touche LLP.

The Board recommends that stockholders ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm. Ratification of the selection of Deloitte & Touche LLP by stockholders is not required by law. However, as a matter of good corporate practice, such selection is being submitted to the stockholders for ratification at the Annual Meeting. If the stockholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may, in their discretion, retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interests of EPAM and its stockholders.

The Audit Committee reviews audit and non-audit services performed by Deloitte & Touche LLP, as well as the fees charged by Deloitte & Touche LLP for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence. Additional information concerning the Audit Committee and its activities with Deloitte & Touche LLP can be found in the following sections of this Proxy Statement: “Corporate Governance – Committees of the Board – Audit Committee” and “Report of the Audit Committee.” For additional information about Deloitte & Touche LLP, see “Independent Registered Public Accounting Firm” elsewhere in this Proxy Statement.

Vote Required

Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting in person or by proxy.

Recommendation

The Board recommends a vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021.

48 2021 Proxy Statement

Proposal 3: Annual Advisory Vote to Approve Executive Compensation

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation programs are designed and individually tailored to attract, motivate, and retain our named executive officers, each of whom is critical to our success. The components of our executive compensation programs encourage performance in support of our organizational strategy, and reward our named executive officers based on Company performance and the objective and subjective evaluation of individual performance. EPAM’s equity plans are intended to align compensation with the long-term interests of our stockholders. Please read the “Executive Compensation – Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the 2020 compensation of our named executive officers. The Board of Directors and the Compensation Committee believe that the policies and procedures described and explained in “Executive Compensation – Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this Proxy Statement has supported and contributed to EPAM’s recent and long-term success.

Accordingly, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement by voting “FOR” the adoption of the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of EPAM Systems, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. While this advisory vote on executive compensation is non-binding, the Board and the Compensation Committee will carefully assess the voting results and may consult directly with stockholders to better understand any issues or concerns raised through the stockholder vote.

Vote Required

The advisory vote to approve executive compensation requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting in person or by proxy.

Recommendation

The Board recommends that you vote FOR approval of our executive compensation.

2021 Proxy Statement 49

Proposal 4: Advisory Vote to Determine Frequency of Approval of Executive Compensation

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on whether future “say on pay” votes such as the one in Proposal 3 above should occur every year, every two years, or every three years. This vote on the frequency of “say on pay” votes is advisory and non-binding in nature and must be held at least once every six years.

After careful consideration, our Board has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for EPAM at this time because this frequency aligns best with our compensation programs and provides us with the best opportunity to engage with our stockholders regarding their views on our compensation practices.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding; however, our Board and Compensation Committee will review the voting results carefully. Stockholders will be able to specify one of four choices for this proposal on the proxy card: every year, every two years, every three years or abstain. Stockholders are not voting to approve or disapprove our Board’s recommendation. Notwithstanding our Board’s recommendation and the outcome of the stockholder vote, our Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Vote Required

The advisory vote on the frequency of future advisory votes on executive compensation requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting in person or by proxy.

Recommendation

The Board recommends that you vote FOR EVERY YEAR as the frequency with which stockholders are provided an advisory vote to approve executive compensation.

50 2021 Proxy Statement

Proposal 5: Approval of the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan

Background

We are asking our stockholders to approve the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan, or the ESPP, at the Annual Meeting. The ESPP was adopted by the Board on April 6, 2021, subject to approval by our stockholders.

Approval of the ESPP will allow us to provide our employees with the opportunity to acquire an ownership interest in EPAM through their participation in the ESPP, thereby encouraging them to remain in our service and more closely aligning their interests with those of our stockholders.

If this Proposal 5 is approved by our stockholders, the maximum number of shares of our Common Stock that may be issued under the ESPP will be 900,000 shares. We do not maintain any other employee stock purchase plans. As of the Record Date, a total of 56,393,524 shares of our Common Stock were outstanding. The ESPP share reserve represents approximately 1.6% of the total number of shares of our Common Stock outstanding as of the Record Date.

If this Proposal 5 is approved by our stockholders, the ESPP will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 5, the ESPP will not become effective.

Summary of the ESPP

The material features of the ESPP are described below. The following description of the ESPP is a summary only and is qualified in its entirety by reference to the complete text of the ESPP. Stockholders are urged to read the actual text of the ESPP in its entirety, which is attached hereto as Appendix B.

Purpose

The purpose of the ESPP is to provide a means by which our employees may be given an opportunity to purchase shares of our Common Stock, to assist us in retaining the services of our employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our success. The ESPP includes two components. The 423 Compliant Component is designed to allow eligible U.S. employees to purchase our Common Stock in a manner that is intended to qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. In addition, purchase rights may be granted under a non-423 Compliant Component which does not by operation of law, qualify for such favorable tax treatment to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. Any non-423 Compliant Component will operate and be administered in the same manner as the 423 Component unless otherwise required under applicable foreign laws.

Administration

The Board has the power to administer the ESPP and may also delegate administration of the ESPP to the Compensation Committee. The Board has delegated administration of the ESPP to the Compensation Committee (referred to in the rest of this Proposal 5 as the “Plan Administrator”) but retains concurrent authority to administer the ESPP. The Plan Administrator has the final power to construe and interpret both the ESPP and the rights granted under it. The Plan Administrator has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase our Common Stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of our subsidiary companies will be eligible to participate in the ESPP.

Stock Subject to the ESPP

Subject to adjustment for certain changes in our capitalization, the maximum number of shares of our Common Stock that may be issued under the ESPP is 900,000 shares. If any rights granted under the ESPP terminate without being exercised in full, the shares of Common Stock not purchased under such rights shall again become available for issuance under the ESPP. The shares of Common Stock issuable under the ESPP will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by us on the open market.

2021 Proxy Statement 51

  Proposal 5: Approval of the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan

Offerings

The ESPP will be implemented by offerings of rights to purchase our Common Stock to all eligible employees. The Plan Administrator will determine the duration of each offering period, provided that in no event may an offering period exceed 27 months. The Plan Administrator may establish separate offerings which vary in terms (although such terms may not be inconsistent with the provisions of the ESPP or the requirements of applicable laws). Each offering period will have one or more purchase dates, as determined by the Plan Administrator prior to the commencement of the offering period. The Plan Administrator has the authority to alter the terms of an offering prior to the commencement of the offering period, including the duration of subsequent offering periods. When an eligible employee elects to join an offering period, he or she is granted a right to purchase shares of our Common Stock on each purchase date within the offering period. On the purchase date, all contributions collected from the participant are automatically applied to the purchase of our Common Stock, subject to certain limitations (which are described further below under “Eligibility”).

The Plan Administrator has the discretion to structure an offering so that if the fair market value of our Common Stock on the first trading day of a new purchase period within the offering period is less than or equal to the fair market value of our Common Stock on the first day of the offering period, then that offering will terminate immediately as of that first trading day, and the participants in such terminated offering will be automatically enrolled in a new offering beginning on the first trading day of such new purchase period.

Eligibility – Broad-Based Participation

The basis for participation in the ESPP is the Plan Administrator’s decision, in its sole discretion, that granting a purchase right to an eligible employee will further the purposes of the ESPP to secure and retain the services of employees. In exercising its discretion, the Plan Administrator will consider the recommendations of management and the purposes of the ESPP. Any individual who is employed by us (or by any of our parent or subsidiary companies if such company complies with Section 423 and is designated by the Plan Administrator as eligible to participate in the ESPP) may participate in offerings under the ESPP, provided such individual has been employed by us (or our parent or subsidiary, if applicable) for such continuous period preceding the first day of the offering period as the Plan Administrator may require, but in no event may the required period of continuous employment be equal to or greater than two years. In addition, the Plan Administrator may provide that an employee will not be eligible to be granted purchase rights under the ESPP unless such employee is customarily employed for more than 20 hours per week and five months per calendar year. The Plan Administrator may also provide in any offering that certain of our employees who are “highly compensated” as defined in the Internal Revenue Code are not eligible to participate in the ESPP.

No employee will be eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our subsidiary companies, including any stock which such employee may purchase under all outstanding purchase rights and options. In addition, no employee may purchase more than the Section 423 limit of $25,000 worth of our Common Stock (determined based on the fair market value of the shares at the time such rights are granted) in each calendar year during which such rights are outstanding and the plan Administrator may lower the dollar value purchase limit at its discretion.

As of March 31, 2021, approximately 42,900 employees would have been eligible to participate in the ESPP.

Participation in the ESPP; Limits on Employee Contributions

An eligible employee may enroll in the ESPP by delivering to us, prior to the date selected by the Plan Administrator as the beginning of an offering period, an agreement authorizing contributions which may not exceed the maximum amount specified by the Plan Administrator, but in any case, which may not exceed 15% of such employee’s earnings during the offering period. Each participant will be granted a separate purchase right for each offering in which he or she participates. Unless an employee’s participation is discontinued, his or her purchase right will be exercised automatically at the end of each purchase period at the applicable purchase price.

Purchase Price and Limits; Payroll Deductions

The purchase price per share at which shares of our Common Stock are sold on each purchase date during an offering period will not be less than the lower of (i) 85% of the fair market value of a share of our Common Stock on the first day of the offering period or (ii) 85% of the fair market value of a share of our Common Stock on the purchase date. As of the Record Date, the closing price of our Common Stock as reported on the New York Stock Exchange was $424.67 per share. The ESPP does not provide for matching contributions from EPAM.

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  Proposal 5: Approval of the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan

The purchase of shares during an offering period generally will be funded by a participant’s payroll deductions accumulated during the offering period. A participant may change his or her rate of contributions, as determined by the Plan Administrator and set forth in the offering document. All contributions made for a participant are credited to his or her account under the ESPP and deposited with our general funds.

In connection with each offering made under the ESPP, the Plan Administrator may specify (i) a maximum number of shares of our Common Stock that may be purchased by any participant on any purchase date pursuant to such offering, or a maximum dollar amount which may not exceed 15% of such employee’s eligible earnings during the offering period, (ii) a maximum aggregate number of shares of our Common Stock that may be purchased by all participants pursuant to such offering, and/or (iii) a maximum aggregate number of shares of our Common Stock that may be purchased by all participants on any purchase date pursuant to such offering. If the aggregate purchase of shares of our Common Stock issuable upon exercise of purchase rights granted under such offering would exceed any such maximum aggregate number, then the Plan Administrator will make a pro rata allocation of available shares in a uniform and equitable manner.

Withdrawal; Termination of Employment; Restrictions on Transfer

Participants may withdraw from a given offering by delivering a withdrawal form to us and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan Administrator and set forth in the offering document. Upon such withdrawal, we will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in subsequent offerings under the ESPP.

A participant’s rights under any offering under the ESPP will terminate immediately if the participant either (i) is no longer employed by us or any of our subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, we will distribute to the participant his or her accumulated but unused contributions without interest.

Rights granted under the ESPP are not transferable except by will, by the laws of descent and distribution, or if permitted by us, by a beneficiary designation. During a participant’s lifetime, such rights may only be exercised by the participant.

Changes in Capitalization and Effect of Certain Corporate Transactions

In the event of certain changes in our capitalization, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the ESPP; (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding purchase rights; and (iii) the class(es) and number of securities that are the subject of any purchase limits under each ongoing offering.

In the event of a corporate transaction (as defined in the ESPP and described below), (i) any surviving or acquiring corporation (or its parent company) may assume or continue outstanding purchase rights granted under the ESPP or may substitute similar rights (including a right to acquire the same consideration paid to the stockholder in the corporate transaction) for such outstanding purchase rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding purchase rights or does not substitute similar rights for such outstanding purchase rights, then the participants’ accumulated contributions will be used to purchase shares of our Common Stock within ten business days prior to the corporate transaction under such purchase rights, and such purchase rights and the Plan will terminate immediately after such purchase.

For purposes of the ESPP, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our Common Stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of such transaction.

Duration, Amendment and Termination

The Plan Administrator may amend or terminate the ESPP at any time. However, for certain capitalization adjustments, any such amendment must be approved by our stockholders if such approval is required by applicable law, including any listing requirements.

2021 Proxy Statement 53

  Proposal 5: Approval of the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan

Any outstanding purchase rights granted before an amendment or termination of the ESPP will not be materially impaired by any such amendment or termination, except (i) with the consent of the employee to whom such purchase rights were granted, (ii) as necessary to comply with applicable laws, including any listing requirements or governmental regulations (including Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing or regulatory treatment.

Notwithstanding anything in the ESPP or any offering to the contrary, the Plan Administrator will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, if applicable; (ii) permit contributions in excess of the amount designated by a participant and/or via cash, check or wire transfer in lieu of payroll deductions to adjust for mistakes in processing of properly completed contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with that participant’s contributions; (iv) amend any outstanding purchase rights or clarify any ambiguities regarding the terms of any offering or purchase period to enable the purchase rights to qualify under and/or comply with Section 423 of the Code; and (v) establish other limitations or procedures as the Plan Administrator determines in its sole discretion advisable that are consistent with the ESPP and to correct for mistakes in EPAM’s processing of properly completed contribution elections; provided in each case that such actions qualify under and/or comply with Section 423 of the Code. Any such actions by the Plan Administrator will not be considered to alter or impair any purchase rights granted under an offering as they are part of the initial terms of each offering and the purchase rights granted under each offering.

Federal Income Tax Information

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of Common Stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The ESPP, and the rights of participant employees to make purchases thereunder, qualify for treatment under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of.

Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:

(i)	the excess of the fair market value of the Common Stock at the time of such sale or disposition over the purchase price of such shares, or

(ii)	an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.

Any additional gain should be treated as long-term capital gain. If the shares are held for at least the holding periods described above but are sold for a price that is less than the purchase price, there will be no ordinary income and the difference will be a long-term capital loss. We will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase our shares, or the sale of such shares by a participant, where such participant holds such shares for at least the holding periods described above.

Any sale or other disposition of shares before the expiration of the holding periods described above will be a “disqualifying disposition,” and the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price, and we will be entitled to an income tax deduction for such ordinary income. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period following the date the shares were purchased by the participant prior to such sale or disposition, and we will not be entitled to an income tax deduction for any such capital gain.

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  Proposal 5: Approval of the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. In addition, the Board and the Compensation Committee have not granted any purchase rights under the ESPP that are subject to stockholder approval of this Proposal 2. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the ESPP, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for fiscal year 2019 if the ESPP had been in effect, are not determinable. Our non-employee directors will not be eligible to participate in the ESPP.

Equity Compensation Plan Information

The following table sets forth information about awards outstanding as of December 31, 2020 and securities remaining available for issuance under the 2015 Plan, the 2012 Plan, the EPAM Systems, Inc. Amended and Restated 2006 Stock Option Plan (the “2006 Plan”) and the Amended and Restated EPAM Systems, Inc. Non-Employee Directors Compensation Plan (the “2012 Directors Plan”) as of December 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (in thousands)		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (in thousands)

Equity compensation plans approved by security holders:(1)					5,073	(2)

Stock options	2,772	(3)	$61.71	(4)	—

Restricted stock unit and restricted stock awards	707	(5)	$—		—
Equity compensation plans not approved by security holders	—		$—		—
1.	This table includes the following stockholder approved plans: the 2015 Plan, 2012 Plan, the 2006 Plan and the 2012 Directors Plan.

2.

Represents the number of shares available for future issuances under our stockholder approved equity compensation plans and is comprised of 4,549 thousand shares available for future issuance under the 2015 Plan and 524 thousand shares available for future issuances under the 2012 Directors Plan.

3.

Represents the number of underlying shares of common stock associated with outstanding options under our stockholder approved plans and is comprised of 728 thousand shares underlying options granted under our 2015 Plan; 1,997 thousand shares underlying options granted under our 2012 Plan; and 47 thousand shares underlying options granted under our 2006 Plan.

4.	Represents the weighted-average exercise price of stock options outstanding under the 2015 Plan, the 2012 Plan and the 2006 Plan.

5.

Represents the number of underlying shares of common stock associated with outstanding restricted stock units under our stockholder approved plans and is comprised of 703 thousand shares underlying restricted stock units granted under our 2015 Plan and 4 thousand shares underlying restricted stock units granted under our 2012 Directors Plan.

2021 Proxy Statement 55

Householding

As permitted by applicable law, we intend to deliver only one copy of certain of our documents, including proxy statements, annual reports, notices of Internet availability of proxy materials and information statements, to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. Any such request should be directed to EPAM Systems, Inc., 41 University Drive, Suite 202, Newtown, Pennsylvania 18940, Attention: Corporate Secretary, or by telephone at (267) 759-9000 ext. 64588. We undertake to deliver separate copies of these documents promptly upon such written or oral request. Stockholders who currently receive multiple copies of these documents at their address and would like to request householding of their communications should contact their broker.

Stockholder Proposals for the 2022 Annual Meeting

If a stockholder wishes to present a proposal to be included in our proxy statement for our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), the proponent and the proposal must comply with these instructions and the proxy proposal submission rules of the SEC. One very important requirement is that the proposal be received by our Corporate Secretary no later than December 31, 2021, based on an anticipated mailing date of this Proxy Statement date of April 30, 2021, pursuant to SEC Rule 14a-8. Proposals we receive after that date will not be included in the Proxy Statement for the 2022 Annual Meeting. We urge stockholders to submit proposals by certified mail, return receipt requested.

A stockholder proposal not included in our Proxy Statement for the 2022 Annual Meeting will be ineligible for presentation at the 2022 Annual Meeting unless the stockholder gives timely notice of the proposal in writing to our Corporate Secretary at our principal executive offices at EPAM Systems, Inc., 41 University Drive, Suite 202, Newtown, Pennsylvania 18940, Attention: Corporate Secretary. In order to be timely under our bylaws, in the case of an annual meeting of the stockholders, such notice must be received by the Corporate Secretary no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary date of the preceding year’s annual meeting of stockholders. Therefore, for a stockholder to give timely notice and be eligible for presentation at the 2022 Annual Meeting, notice must be received by the Corporate Secretary no earlier than February 8, 2022 and no later than March 10, 2022. If the next annual meeting is called for a date that is more than 30 days before or more than 70 days after that anniversary date, notice by the stockholder in order to be timely must be received no earlier than 120 days prior to such annual meeting nor later than 70 days prior to such annual meeting or the 10th day following the day on which public announcement is first made by us of the date of such meeting.

Stockholder nominations for the election of directors at a special meeting of the stockholders must be received by our Corporate Secretary no earlier than 120 days prior to such special meeting nor later than the later of 90 days prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of such special meeting.

A stockholder’s notice to our Corporate Secretary must be in proper written form and must include the information and consents required by our bylaws related to the stockholder giving the notice, the beneficial owner (if any) on whose behalf the nomination or proposal is made and each person whom the stockholder proposes to nominate for election as a director or the business desired to be brought before the meeting.

You may obtain a copy of the current rules for submitting stockholder proposals from the SEC at U.S. Securities and Exchange Commission, Division of Corporation Finance, 100 F Street, NE, Washington, DC 20549 or through the SEC’s website at www.sec.gov. A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary at EPAM Systems, Inc., 41 University Drive, Suite 202, Newtown, Pennsylvania 18940, Attention: Corporate Secretary.

56 2021 Proxy Statement

Other Matters

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the proxy holders to vote the shares they represent in accordance with their best judgment, unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors of EPAM Systems, Inc.:

Edward Rockwell

Edward Rockwell

Senior Vice President, General Counsel and Corporate Secretary

Newtown, Pennsylvania

April 30, 2021

2021 Proxy Statement 57

Appendix A: Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures

EPAM SYSTEMS, INC. AND SUBSIDIARIES

(in thousands, except percent and per share amounts)

(Unaudited)

EPAM supplements results reported in accordance with United States generally accepted accounting principles, referred to as GAAP, with non-GAAP financial measures. Management believes these measures help illustrate underlying trends in EPAM’s business and uses the measures to establish budgets and operational goals, communicate internally and externally, for managing EPAM’s business and evaluating its performance. Management also believes these measures help investors compare EPAM’s operating performance with its results in prior periods. EPAM anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude stock-based compensation expenses, acquisition-related costs including amortization of intangible assets, impairment of assets, certain other one-time charges and benefits, changes in fair value of contingent consideration, foreign exchange gains and losses, excess tax benefits related to stock-based compensation and the related effect on income taxes of the pre-tax adjustments. Because EPAM’s reported non-GAAP financial measures are not calculated in accordance with GAAP, these measures are not comparable to GAAP and may not be comparable to similarly described non-GAAP measures reported by other companies within EPAM’s industry. Consequently, EPAM’s non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but rather, should be considered together with the information in EPAM’s consolidated financial statements, which are prepared in accordance with GAAP.

Reconciliation of various income statement amounts from GAAP to non-GAAP for the years ended December 31, 2020 and 2019:

	Year ended December 31, 2020			Year ended December 31, 2019

	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Cost of revenues (exclusive of depreciation and amortization)(1)	$1,732,522	$(32,785)	$1,699,737	$1,488,198	$(37,580)	$1,450,618
Selling, general and administrative expenses(2)	$484,758	$(48,243)	$436,515	$457,433	$(38,806)	$418,627
Income from operations(3)	$379,324	$93,368	$472,692	$302,850	$86,300	$389,150
Operating margin	14.3%	3.5%	17.8%	13.2%	3.8%	17.0%
Net income(4)	$327,160	$43,480	$370,640	$261,057	$51,651	$312,708
Weighted average diluted shares outstanding	58,446	—	58,446	57,668	—	57,668
Diluted earnings per share	$5.60		$6.34	$4.53		$5.42

Notes:

Items (1) through (4) above are detailed in the table below with the specific cross-reference noted next to the appropriate line item.

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  Appendix A: Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures

	Year Ended December 31,

	2020	2019
Stock-based compensation expenses	$32,785	$37,580
Total adjustments to GAAP cost of revenues(1)	32,785	37,580
Stock-based compensation expenses	42,453	34,456
Other acquisition-related expenses	1,868	3,774
One-time charges	3,922	576
Total adjustments to GAAP selling, general and administrative expenses(2)	48,243	38,806
Amortization of purchased intangible assets	12,340	9,914
Total adjustments to GAAP income from operations(3)	$93,368	$86,300
Change in fair value of contingent consideration included in Interest and other income, net	1,827	1,776
Impairment of investment	313	—
Foreign exchange loss	4,667	12,049
Provision for income taxes:
Tax effect on non-GAAP adjustments	(20,049)	(20,089)
Excess tax benefits related to stock-based compensation	(36,646)	(28,385)
Total adjustments to GAAP net income(4)	$43,480	$51,651

2021 Proxy Statement 59

Appendix B: EPAM Systems, Inc. 2021 Employee Stock Purchase Plan

EPAM SYSTEMS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: APRIL 6, 2021

APPROVED BY THE SHAREHOLDERS: [DATE]

1.	GENERAL; PURPOSE.

(a)        The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan. The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Committee, the Non-423 Component will operate and be administered in the same manner as the 423 Component. In addition, the Company may make separate Offerings which vary in terms (provided that such terms are not inconsistent with the provisions of the Plan or the requirements of an Employee Stock Purchase Plan to the extent the Offering is made under the 423 Component), and the Company will designate which Related Corporations is participating in each separate Offering.

(b)        The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.	ADMINISTRATION.

(a)        The Committee will administer the Plan pursuant to the delegation of authority to the Committee under Applicable Law , unless otherwise determined by the Board. The Board retains concurrent authority to administer the Plan. To the extent the Board administers the Plan, references herein to the Committee shall be deemed to refer to the Board except where context dictates otherwise.

(b)        The Committee will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)        To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii)       To designate from time to time (A) which Related Corporations of the Company will be eligible to participate in the Plan, (B) whether such Related Corporations will participate in the 423 Component or the Non-423 Component, and (C) to the extent that the Company makes separate Offerings under the 423 Component, in which Offering the Related Corporations in the 423 Component will participate.

(iii)      To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv)      To settle all controversies regarding the Plan and Purchase Rights granted under the Plan. (v) To suspend or terminate the Plan at any time as provided in Section 12. (vi) To amend the Plan at any time as provided in Section 12.

(v)       Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.

(vi)      To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Committee specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local

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currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Related Corporation designated for participation in the Non-423 Component, do not have to comply with the requirements of Section 423 of the Code.

(c)        The Committee will have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references to the Committee in this Plan and in any applicable Offering Document will thereafter be to such subcommittee, as applicable, except where context dictates otherwise), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time. The Committee retains the authority to concurrently administer the Plan with any subcommittee. The Committee will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d)        All determinations, interpretations and constructions made by the Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	COMMON STOCK SUBJECT TO THE PLAN.

(a)        Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 900,000 shares of Common Stock. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.

(b)        If any Purchase Right granted under the Plan terminates without having been exercised in full, the Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c)        The shares purchasable under the Plan will be authorized but unissued or reacquired Common Stock, including Common Stock repurchased by the Company on the open market or otherwise, in accordance with Applicable Law.

4.	GRANT OF PURCHASE RIGHTS; OFFERING.

(a)        The Committee may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Committee. Each Offering will be in such form and will contain such terms and conditions as the Committee will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b)        The Committee will have the discretion to structure an Offering so that if the Fair Market Value of the Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of the Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.	ELIGIBILITY.

(a)        Purchase Rights may be granted only to Employees of the Company or, as the Committee may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Committee may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Committee may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Committee may determine consistent with Section 423 of the Code with respect to the 423 Component.

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(b)        The Committee may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i)        the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii)       the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii)      the Committee may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c)        No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns shares possessing five percent or more of the total combined voting power or value of all classes of all shares of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the share ownership of any Employee, and shares which such Employee may purchase under all outstanding Purchase Rights and options will be treated as shares owned by such Employee.

(d)        As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase shares of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds U.S. $25,000 of Fair Market Value of such shares (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e)        Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Committee may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

(f)        Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Committee has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.

6.	PURCHASE RIGHTS; PURCHASE PRICE.

(a)        On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Committee, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Committee in each Offering) during the period that begins on the Offering Date (or such later date as the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b)        The Committee will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c)        In connection with each Offering made under the Plan, the Committee may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.

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(d)        The purchase price of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:

(i)        an amount equal to 85% of the Fair Market Value of the Common Stock on the Offering Date; or

(ii)       an amount equal to 85% of the Fair Market Value of the Common Stock on the applicable Purchase Date.

7.	PARTICIPATION; WITHDRAWAL; TERMINATION.

(a)        An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Committee. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first practicable payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash, check or wire transfer prior to a Purchase Date.

(b)        During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c)        Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual as soon as practicable all of his or her accumulated but unused Contributions.

(d)        Unless otherwise determined by the Committee, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Related Corporation that has been designated for participation in the Plan will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Committee may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.

(e)        During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f)        Unless otherwise specified in the Offering or required by Applicable Law, the Company will have no obligation to pay interest on Contributions.

8.	EXERCISE OF PURCHASE RIGHTS.

(a)        On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b)        Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held

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in such Participant’s account for the purchase of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest (unless the payment of interest is otherwise required by Applicable Law). If the amount of Contributions remaining in a Participant’s account after the purchase of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless the payment of interest is otherwise required by Applicable Law).

(c)        No Purchase Rights may be exercised to any extent unless the Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the Common Stock is not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the Common Stock is subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 6 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the Common Stock is not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed as soon as practicable to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).

9.	AUTHORIZATIONS.

With respect to Non-U.S. Participants the Company may, but is not obligated to, seek to obtain from each Governing Entity such authority as may be required to grant Purchase Rights and issue and sell Common Stock thereunder to such Participants. If the Company does not obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan to Non-U.S. Participants, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights to such Participants.

10.	DESIGNATION OF BENEFICIARY.

(a)        The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b)        If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Common Stock and/or Contributions without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a)        In the event of a Capitalization Adjustment, the Committee will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Committee will make these adjustments, and its determination will be final, binding and conclusive.

(b)        In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase Common Stock within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights and this Plan will terminate immediately after such purchase.

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12.	AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a)        The Committee may amend the Plan at any time in any respect the Committee deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, shareholder approval will be required for any amendment of the Plan for which shareholder approval is required by Applicable Law.

(b)        The Committee may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c)        Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Committee, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Committee may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws.

Notwithstanding anything in the Plan or any Offering Document to the contrary, the Committee will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan. The actions of the Committee pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.	TAX QUALIFICATION; TAX WITHHOLDING.

(a)        Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

(b)        Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, the amount necessary to satisfy such withholding obligation may be withheld (i) from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation or (ii) from the proceeds of the sale of Common Stock acquired under the Plan.

14.	EFFECTIVE DATE OF PLAN.

The Plan will become effective upon the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Committee.

15.	MISCELLANEOUS PROVISIONS.

(a)        Proceeds from the sale of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b)        A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c)        The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

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(d)        The provisions of the Plan will be governed by the laws of the State of Delaware, without resort to that state’s conflict of laws rules.

16.	DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)        “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(b)        “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NYSE or the Financial Industry Regulatory Authority).

(c)        “Board” means the Board of Directors of the Company.

(d)        “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the shares of Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Committee without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(e)        “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(f)         “Committee” means the Compensation Committee of the Board.

(g)        “Common Stock” means the shares of common stock of the Company par value $0.001 per share.

(h)        “Company” means EPAM Systems, Inc., a Delaware corporation, and any successor corporation thereto.

(i)        “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(j)        “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries; (ii) a sale or other disposition of more than 50% of the outstanding securities of the Company; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(k)        “Director” means a member of the Board.

(l)        “Effective Date” means the date of the annual meeting of shareholders of the Company held in 2020, provided that this Plan is approved by the Company’s shareholders at such meeting.

(m)        “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(n)        “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(o)        “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “Employee Stock Purchase Plan,” as that term is defined in Section 423(b) of the Code.

(p)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

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(q)        “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)        If the Common Stock is listed on any established exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Committee, the closing sales price for such Common Stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Committee deems reliable. Unless otherwise provided by the Committee, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii)        In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Committee in good faith in compliance with Applicable Law and in a manner that complies with Sections 409A of the Code.

(r)        “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Governing Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the NYSE and the Financial Industry Regulatory Authority).

(s)        “Governing Entity” means each U.S. federal or state, foreign or other regulatory commission or agency having jurisdiction over the Plan.

(t)        “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(u)        “Non-U.S. Participants” means Participants employed by any Related Corporation that is not incorporated or organized in the United States.

(v)        “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Committee for that Offering.

(w)        “Offering Date” means a date selected by the Committee for an Offering to commence.

(x)        “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(y)        “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(z)        “Plan” means this EPAM Systems, Inc. 2020 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.

(aa)      “Purchase Date” means one or more dates during an Offering selected by the Committee on which Purchase Rights will be exercised and on which purchases of Common Stock will be carried out in accordance with such Offering.

(bb)      “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(cc)       “Purchase Right” means an option to purchase Common Stock granted pursuant to the Plan.

(dd)      “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(ee)      “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ff)        “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding share capital having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, shares of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

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For purposes of the foregoing clause (i), the Company will be deemed to “Own” or have “Owned” such securities if the Company, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg)        “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of Common Stock or the sale or other disposition of Common Stock acquired under the Plan.

(hh)        “Trading Day” means any day on which the exchange(s) or market(s) on which Common Stock is listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

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EPAM SYSTEMS, INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS JUNE 8, 2021

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EPAM SYSTEMS, INC.

The undersigned stockholder of EPAM Systems, Inc., a Delaware corporation (“EPAM”), hereby appoints Edward Rockwell and Kate Pytlewski, or either of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, to act as proxies to vote all shares of common stock of EPAM that the undersigned is entitled to vote at the Annual Meeting of Stockholders of EPAM to be held virtually at https://web.lumiagm.com/252625499 (password: epam2021), on Tuesday, June 8, 2021 at 10:00 a.m. EDT and at any adjournment or postponement thereof, with all powers the undersigned would possess if personally present, as stated on the reverse side hereof.

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

ANNUAL MEETING OF STOCKHOLDERS OF

EPAM Systems, Inc.

June 8, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/17464/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided.  i

⬛ 00000333030403000000 5	060821

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS,
“FOR” PROPOSALS 2, 3 AND 5, AND FOR EVERY “1 YEAR” ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS OF THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:		1.	To elect two (2) Class III directors listed in the accompanying proxy statement to hold office for a three year term or until their successors are elected and qualified.
NOMINEES:
●	“FOR ALL NOMINEES” FOR DIRECTOR DESCRIBED IN PROPOSAL 1				FOR	AGAINST	ABSTAIN
			Arkadiy Dobkin		☐	☐	☐
●	“FOR” PROPOSAL 2
●	“FOR” PROPOSAL 3		Robert E. Segert		☐	☐	☐
●	FOR EVERY “1 YEAR” ON PROPOSAL 4	2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.		☐	☐	☐
●	“FOR” PROPOSAL 5

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED ATTORNEYS-IN-FACT.		3.	To approve, on an advisory and non-binding basis, the compensation for our named executive officers as disclosed in this Proxy Statement.		☐	☐	☐
				1 YEAR	2 YEARS	3 YEARS	ABSTAIN
		4.	To approve, on an advisory and non-binding basis, the frequency in which future advisory votes on the compensation for our named executive officers will occur.	☐	☐	☐	☐
					FOR	AGAINST	ABSTAIN
		5.	To approve the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan.		☐	☐	☐
In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

⬛	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⬛